UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05010

Mutual Fund and Variable Insurance Trust

(Exact name of registrant as specified in charter)

36 North New York Avenue

Huntington, NY 11743

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

Corporate Trust Center

1209 Orange Street

Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-631-629-4237

Date of fiscal year end: December 31

Date of reporting period: December 31, 2016

Item 1.	Reports to Shareholders.

Annual Shareholder Report

D e c e m b e r  3 1 ,  2 0 1 6

CLASS A SHARES

CLASS C SHARES

INSTITUTIONAL SHARES

February 2, 2017

Rational Dividend Capture Fund

The Rational Dividend Capture Fund (the “Fund”) seeks total return on investment, with dividend income an important component of that return. The Fund focuses on high dividend, low volatility stocks of mid and large capitalization U.S. companies. During 2016, the Fund had a strong first half, generating an 8.31% return for the institutional share versus a 3.84% return for its S&P 500 Total Return Index (1) benchmark. However, the Fund ended up trailing the benchmark by the end of the year with a 6.15% return versus 11.96% for the benchmark. This was a result of the nature of the Fund’s investment strategy, focusing on income-oriented, lower volatility stocks, which significantly trailed high beta stocks during the second half of the year. We are confident in the long-term potential of the Fund and strategy, as exhibited by the Fund outperforming its benchmark since inception.

Investment Strategy

The Fund normally invests at least 80% of its net assets in dividend paying stocks, including preferred stocks and real estate investment trusts (“REITs”).

The Fund uses a quantitative methodology to identify high quality, dividend paying stocks. The quantitative models focus on dividend yield, historical volatility of the stock and the company’s dividend policy. We seek the highest ranking stocks based on the combination of these characteristics. Positions are sold when they no longer rank favorably or when they no longer provide the targeted risk adjusted returns.

As part of the investment process, the Fund invests in both preferred stocks and common stocks. For 2016, the Fund was invested approximately 20% in preferred stocks and 80% in common stocks.

Fund Performance

The Fund had a strong start to the year, significantly outperforming its S&P 500 Total Return Index benchmark with an 8.31% return versus 3.84% for the benchmark. After a rough start in January and concerns about monetary policy and geopolitical events, such as Brexit, the market favored more defensive stocks. This is observed by the 12.32% performance of the S&P 500 Low Volatility Total Return Index (SP5LVIT Index; measures the performance of the 100 least volatile stocks of the S&P 500 Index) versus the 0.73% return for the S&P 500 High Beta Total Return Index (SP5HBIT Index; measures the performance of the 100 S&P 500 constituents that are most sensitive to market returns). The Fund benefited from its overweight allocation to the Utilities and Consumer Staples sectors.

However, during the second half of 2016, the market quickly shrugged off the intermittent volatility events, including the U.S. presidential election. High volatility stocks were favored as the market sold off income-oriented securities, including preferred stocks and high dividend stocks. During the second half of 2016, the S&P 500 Low Volatility Total Return Index dropped 1.73% while the S&P 500 High Beta Total Return Index gained 25.57%. The S&P Preferred Stock Total Return Index (SPTREFTR Index; includes all preferred stocks issued by U.S. corporations and those trading on major exchanges) dropped 3.01%. Some of the Fund’s core sector allocations dropped more than 4% each, including Consumer Staples, Utilities and Real Estate.

The Fund’s total annualized returns through 12/31/16 as compared to the S&P 500 Total Return Index were as follows:

				Since Inception
	1 Year	5 Years	10 Years	(02/28/01)
Class A	5.89%	8.35%	3.92%	6.08%
Institutional Class	6.15%	8.62%	4.18%	6.34%
Class A with Sales Charge	0.85%	7.31%	3.42%	5.76%
S&P 500 Total Return Index[1]	11.96%	14.66%	6.95%	5.89%

The Fund’s maximum sales charge for Class “A” shares is 4.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month- end performance information or the Fund’s prospectus please call the Fund, toll free at 1-800-253-0412. You can also obtain a prospectus at www.RationalMF.com.

Summary

Despite our investment style working well during the first half of 2016 and then going significantly out of favor during the second half of 2016, we are confident in the long-term success of the strategy. Successful investing requires a long-term outlook focused on objective criteria that create value. We have adopted this outlook for the Fund, and we are glad that you have decided to share in our vision.

Sincerely,

David Miller and Michael Schoonover

Portfolio Managers

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.RationalMF.com or call 1-800-253-0412. Please read the prospectus carefully before investing.

(1)	The S&P 500 Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Rational Dividend Capture Fund may or may not purchase the types of securities represented by the S&P 500 Total Return Index.

4155-NLD-2/3/2017

Rational Dividend Capture Fund
PORTFOLIO REVIEW (Unaudited)
December 31, 2016

The Fund’s performance figures* for each of the periods ended December 31, 2016, compared to its benchmark:

		Annualized	Annualized	Annualized	Annualized
	1 Year Return	3 Year Return	5 Year Return	10 Year Return	Since 1/2/2014(a)
Class A	5.89%	3.76%	8.35%	3.92%	N/A
Class A with load	0.85%	2.08%	7.31%	3.42%	N/A
Class C	5.34%	N/A	N/A	N/A	3.45%
Institutional Class	6.15%	4.02%	8.62%	4.18%	N/A
S&P 500 Total Return Index (b)	11.96%	8.87%	14.66%	6.95%	9.21%
S&P 500 Value Index (c)	17.40%	8.51%	14.69%	5.50%	8.84%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. Per the fee table in the Fund’s May 1, 2016 prospectus, the total annual operating expense are 1.35% for Institutional Class shares, 1.60% for A shares and 2.10% for C shares before fee waivers. See the financial highlights for current expense ratios. For performance information current to the most recent month-end, please call toll-free 1-800-253-0412.

(a)	Inception date is January 2, 2014 for Class C and the Benchmarks.

(b)	The “S&P 500 Total Return Index”, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an Index.

(c)	The S&P 500 Value Index, The S&P 500 Value is an unmanaged market-capitalization weighted index consisting of those stocks within the S&P 500 that exhibit strong value characteristics. It uses a numerical ranking system based on four value factors and three growth factors to determine the constituents and their weightings. Investors cannot invest directly in an Index.

Comparison of the Change in Value of a $10,000 Investment

Top 10 Holdings by Industry	% of Net Assets
Real Estate Investment Trust	13.2%
Banks	11.5%
Insurance	11.3%
Retail	7.6%
Miscellaneous Manufacturing	5.8%
Food	4.7%
Diversified Financial Services	4.5%
Beverages	4.5%
Software	4.4%
Telecommunications	3.1%
Other/Cash & Equivalents	29.4%
100.0%

Please refer to the Portfolio of Investments for a more detailed breakdown of the Fund’s assets.

February 10, 2017

Rational Risk Managed Emerging Markets Fund

The Rational Risk Managed Emerging Markets Fund (the “Fund”) seeks to offer investors a compelling opportunity to exploit the potential excess returns over the MSCI Emerging Markets Total Return Index through using a combination of fundamental top-down macro analysis, fundamental and quantitative stock selection and currency hedging (which is generally done using an algorithmic model). This seeks to allow investors to take emerging markets exposure while potentially protected against currency risk.

Fund Performance

During 2016, the Fund underperformed relative to the index. This was due to serious bouts of volatility in emerging markets, which made the selection and holding of monetizable medium term themes problematic. The situation was further complicated with the election of President Trump in November, which was taken as being very negative for emerging markets.

Specifically, the Fund did not recognize the rebound in Brazilian markets early enough and was wrongly positioned in gold-related equities during the market’s rebound in mid-year. The currency hedging returns were negatively impacted by significant gyrations in the dollar.

The Fund’s total annualized returns through 12/31/16 as compared to the MSCI Emerging Markets TR Index were as follows:

	1 Year	3 Years	5 Years	Inception*
Institutional Class	-3.66%	-1.00%	2.67%	1.39%
MSCI Emerging Markets TR Index[1]	11.19%	-2.55%	1.28%	0.60%
Class A	-3.77%	-1.20%	2.43%	1.13%
Class A w/ Sales Charge	-8.40%	-2.81%	1.43%	0.43%
Class C	n/a	n/a	n/a	-2.36%
MSCI Emerging Markets TR Index[1]	n/a	n/a	n/a	8.66%

*	Inception: 12/30/2009 (Class A & Institutional), 5/31/2016 (Class C)

The Fund’s maximum sales charge for Class “A” shares is 4.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month- end performance information or the Fund’s prospectus please call the Fund, toll free at 1-800-253-0412. You can also obtain a prospectus at www.RationalMF.com.

Summary

We believe that the Fund is currently positioned to resume outperformance versus the MSCI Emerging Markets Total Return Index, and we are confident in the long-term prospects of the strategy. Successful investing requires a long-term outlook focused on objective criteria that create value. We have adopted this outlook for the Fund, and we are glad that you have decided to share in our vision.

Sincerely,

The Cambridge Strategy (Asset Management) Limited

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.RationalMF.com or call 1-800-253-0412. Please read the prospectus carefully before investing.

[1]	The MSCI Emerging Markets Total Return Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 23 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates.

4172-NLD-2/10/2017

Rational Risk Managed Emerging Markets Fund
PORTFOLIO REVIEW (Unaudited)
December 31, 2016

The Fund’s performance figures* for each of the periods ended December 31, 2016, compared to its benchmark:

		Annualized	Annualized	Annualized
	1 Year Return	3 Year Return	5 Year Return	Since 12/30/2009(a)	Since 5/31/2016(b)
Class A	-3.77%	-1.20%	2.43%	1.13%	N/A
Class A with load	-8.40%	-2.81%	1.43%	0.43%	N/A
Class C	N/A	N/A	N/A	N/A	-2.36%
Institutional Class	-3.66%	-1.00%	2.67%	1.39%	N/A
MSCI Emerging Markets Index (c)	11.19%	-2.55%	1.28%	0.60%	8.66%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. Per the fee table in the Fund’s May 1, 2016 prospectus, the total annual operating expense are 2.58% for Institutional Class shares, 2.83% for A shares and 3.33% for C shares before fee waivers. See the financial highlights for current expense ratios. For performance information current to the most recent month-end, please call toll-free 1-800-253-0412.

(a)	Inception date is December 30, 2009 for Class A, Institutional Class and the Benchmark.

(b)	Inception date is May 31, 2016 for Class C and the Benchmark.

(c)	The MSCI Emerging Markets Index consists of 23 countries representing 10% of world market capitalization. The Index is available for a number of regions, market segments/sizes and covers approximately 85% of the free float-adjusted market capitalization in each of the 23 countries.

Comparison of the Change in Value of a $10,000 Investment

Top 10 Holdings by Industry	% of Net Assets
Banks	21.2%
Oil & Gas	10.5%
Semiconductors	8.8%
Internet	7.6%
Mining	6.2%
Diversified Financial Services	6.1%
Iron/Steel	4.0%
Insurance	3.9%
Auto Parts & Equipment	3.3%
Retail	3.1%
Other/Cash & Equivalents	25.3%
100.0%

Please refer to the Portfolio of Investments for a more detailed breakdown of the Fund’s assets.

February 3, 2017

Rational Real Strategies Fund

The Rational Real Strategies Fund (the “Fund”) seeks total return consisting of capital appreciation and income by making investments in securities that have performed well relative to general U.S. stocks and bonds during periods of increased inflation. During 2016, the Fund achieved its investment objective of generating total return with lower volatility and less downside than its S&P GSCI Total Return (TR) Index benchmark due to its covered call writing strategy and investments in lower-volatility, income securities. Since inception, this investment approach has led to significant outperformance versus the benchmark.

Investment Strategy

The Fund normally invests in securities that have performed well relative to general U.S. stocks and bonds during periods of increased inflation, generally focusing on middle and large-capitalization U.S. corporations. One focus of the Fund is a strategic combination of companies that own or invest in real estate, companies based on commodities such as agricultural products, oil and gas or metals, companies that provide services to any of these industries, as well as index-based securities and inflation protected securities. In an effort to lower volatility, the Fund writes call options on individual stocks held in the portfolio.

Fund Performance

The Fund generated a 2016 return of 7.82% versus 11.37% for its S&P GSCI TR Index benchmark. Since inception, the Fund has outpaced the benchmark by 471 bps annualized.

The Fund performed to our expectations in 2016, with income-oriented strategies and covered call strategies dramatically reducing volatility. Based on 2016 monthly returns, the Fund exhibited an annualized standard deviation of approximately 9% whereas the benchmark was nearly twice as high at approximately 18%. The Fund’s worst monthly return for the year was -3.17% whereas the benchmark was -9.57%.

The Fund’s total annualized returns through 12/31/16 as compared to the S&P GSCI TR Index were as follows:

				Since Inception
	1 Year	3 Years	5 Years	(05/02/07)
Class A	7.48%	-8.61%	-2.66%	-4.24%
Institutional Class	7.82%	-8.56%	-2.51%	-4.04%
Class A with Sales Charge	2.39%	-10.08%	-3.61%	-4.72%
S&P GSCI TR Index	11.37%	-20.60%	-13.13%	-8.75%

The Fund’s maximum sales charge for Class “A” shares is 4.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month- end performance information or the Fund’s prospectus please call the Fund, toll free at 1-800-253-0412. You can also obtain a prospectus at www.RationalMF.com.

Summary

The Fund performed to our expectations in 2016, implementing a strategy that provides the potential for compelling total returns with inflation protection and less volatility than the benchmark. Because of the emphasis on lower volatility, the Fund trailed its benchmark in 2016. However, this approach reduced volatility by nearly 50% and has led to significant outperformance since inception. Successful investing requires a long-term outlook focused on objective criteria that create value. We have adopted this outlook for the Fund, and we are glad that you have decided to share in our vision.

Sincerely,

David Miller and Michael Schoonover

Portfolio Managers

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.RationalMF.com or call 1-800-253-0412. Please read the prospectus carefully before investing.

The S&P GSCI Total Return Index by Standard & Poor’s Corp. measures general price movements and inflation in the world economy. The S&P GSCI is calculated primarily on a world production-weighted basis and is comprised of the principal physical commodities that are the subject of active, liquid futures markets. The Rational Real Strategies Fund may or may not purchase the types of securities represented by the S&P GSCI Total Return Index.

4157-NLD-2/3/2017

Rational Real Strategies Fund
PORTFOLIO REVIEW (Unaudited)
December 31, 2016

The Fund’s performance figures* for each of the periods ended December 31, 2016, compared to its benchmark:

		Annualized	Annualized	Annualized
	1 Year Return	3 Year Return	5 Year Return	Since 5/1/2007(a)	Since 5/31/2016(b)
Class A	7.48%	-8.61%	-2.66%	-4.24%	N/A
Class A with load	2.39%	-10.08%	-3.61%	-4.72%	N/A
Class C	N/A	N/A	N/A	N/A	6.13%
Institutional Class	7.82%	-8.56%	-2.51%	-4.04%	N/A
S&P Goldman Sachs Commodity Index (c)	11.37%	-20.60%	-13.13%	-8.75%	1.45%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. Per the fee table in the Fund’s May 1, 2016 prospectus, the total annual operating expense are 2.25% for Institutional Class shares, 2.50% for A shares and 3.00% for C shares before fee waivers. See the financial highlights for current expense ratios. For performance information current to the most recent month-end, please call toll-free 1-800-253-0412.

(a)	Inception date is May 1, 2007 for Class A, Institutional Class and the Benchmark.

(b)	Inception date is May 31, 2016 for Class C and the Benchmark.

(c)	The S&P Goldman Sachs Commodity Index® (“S&P GSCI”) measures general price movements and inflation in the world economy. The S&P GSCI is calculated primarily on a world production-weighted basis and is comprised of the principal physical commodities that are the subject of active, liquid futures markets. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an Index.

Comparison of the Change in Value of a $10,000 Investment

Top 10 Holdings by Industry ^	% of Net Assets
Real Estate Investments	21.5%
Diversified Financial Services	7.6%
Banks	7.2%
Commercial Services	6.5%
Chemicals	6.2%
Insurance	5.5%
Retail	5.1%
Pharmaceuticals	4.3%
Healthcare-Procucts	3.3%
Engineering & Construction	3.1%
Other/Cash & Equivalents	29.7%
100.0%

^ Does not include derivatives in which the Fund invests.

Please refer to the Portfolio of Investments for a more detailed breakdown of the Fund’s assets.

February 3, 2017

Rational Defensive Growth Fund

The Rational Defensive Growth Fund (the “Fund”) seeks long-term capital appreciation by investing in equity securities of companies in defensive growth sectors. During 2016, the Fund had a rough start before the portfolio was rebalanced into the defensive growth strategy and still operating under the Situs strategy (focusing on a company’s location). Once the portfolio was rebalanced, the defensive nature of the Fund’s investment strategy resulted in the Fund trailing the benchmark return, which was fueled by cyclical sectors. Our research indicates that defensive growth sectors outperform over full market cycles. We are confident in the long-term potential of the Fund and strategy.

Investment Strategy

The Fund normally pursues its investment objective by investing primarily in equity securities of companies in defensive growth sectors. The Fund expects to be invested primarily in U.S. companies with market capitalizations between $250 million and $10 billion, although it may invest without limit in companies of any market capitalization.

The Fund uses a quantitative methodology that first identifies defensive growth sectors and then identifies the most robust companies in those sectors. Defensive growth sectors include groups of related businesses that exhibit or have the potential to exhibit better risk adjusted returns than the equity market indexes. Robust equities include common stocks that performed well during previous periods of market turmoil. Positions are sold when they no longer rank favorably or when they no longer provide the targeted risk adjusted returns.

Fund Performance

The Fund dropped 6.99% in January based on its exposure to small-cap stocks and its overweight exposure to stocks in the Financials sector. These allocations were driven by the Fund’s previous Situs investment strategy, which focused on a company’s location as the investment rationale.

Once the portfolio was rebalanced into the defensive growth strategy, the Fund performed to our expectations. The Fund trailed the benchmark as a result of its underweight exposure to the Information Technology, Materials and Energy sectors. This underweight exposure to cyclical sectors was driven by the Fund’s investment strategy.

The defensive potential of the Fund’s strategy was observed in June, when the Brexit vote occurred and market volatility picked up. The Fund generated a 1.82% return versus the 0.42% return for the S&P 400 Total Return Index.

The Fund’s total annualized returns through 12/31/16 as compared to the S&P 400 Total Return Index were as follows:

				Since Inception
	1 Year	5 Years	10 Years	(09/29/02)
Class A	6.91%	8.89%	5.40%	9.73%
Institutional Class	7.21%	9.20%	5.68%	10.02%
Class A with Sales Charge	1.89%	7.84%	4.89%	9.36%
S&P 400 Total Return Index	20.74%	15.33%	9.16%	11.86%

The Fund’s maximum sales charge for Class “A” shares is 4.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month- end performance information or the Fund’s prospectus please call the Fund, toll free at 1-800-253-0412. You can also obtain a prospectus at www.RationalMF.com.

Summary

Because of limited exposure to the most cyclical market sectors, the Fund trailed its benchmark in 2016. However, the Fund performed to our expectations. Our research indicates that defensive growth sectors outperform over full market cycles. We are confident in the long-term success of the strategy. Successful investing requires a long-term outlook focused on objective criteria that create value. We have adopted this outlook for the Fund, and we are glad that you have decided to share in our vision.

Sincerely,

David Miller and Michael Schoonover

Portfolio Managers

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.RationalMF.com or call 1-800-253-0412. Please read the prospectus carefully before investing.

The S&P 400 Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index which measures the performance of the mid-range sector of the U.S. stock market. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Rational Defensive Growth Fund may or may not purchase the types of securities represented by the S&P 400 Total Return Index.

4156-NLD-2/3/2017

Rational Defensive Growth Fund
PORTFOLIO REVIEW (Unaudited)
December 31, 2016

The Fund’s performance figures* for each of the periods ended December 31, 2016, compared to its benchmark:

		Annualized	Annualized	Annualized	Annualized
	1 Year Return	3 Year Return	5 Year Return	10 Year Return	Since 1/3/2014(a)
Class A	6.91%	-1.17%	8.89%	5.40%	N/A
Class A with load	1.89%	-2.76%	7.84%	4.89%	N/A
Class C	6.19%	N/A	N/A	N/A	-1.31%
Institutional Class	7.21%	-0.86%	9.20%	5.68%	N/A
S&P 400 Index Total Return (b)	20.74%	9.04%	15.33%	9.16%	9.45%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. Per the fee table in the Fund’s May 1, 2016 prospectus, the total annual operating expense are 1.57% for Institutional Class shares, 1.82% for A shares and 2.32% for C shares before fee waivers. See the financial highlights for current expense ratios. For performance information current to the most recent month-end, please call toll-free 1-800-253-0412.

(a)	Inception date is January 3, 2014 for Class C and corresponding Benchmark.

(b)	The S&P 400 is a capitalization-weighted index comprised of common stocks representing major industries in the mid-range of the U.S. stock market. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an Index.

Comparison of the Change in Value of a $10,000 Investment

Top 10 Holdings by Industry	% of Net Assets
REITs	21.4%
Commercial Services	12.9%
Building Materials	8.9%
Insurance	5.9%
Retail	5.2%
Banks	5.1%
Software	4.7%
Airlines	3.7%
Entertainment	2.9%
Food	2.8%
Other/Cash & Equivalents	26.5%
100.0%

Please refer to the Portfolio of Investments for a more detailed breakdown of the Fund’s assets.

February 3, 2017

Rational Strategic Allocation Fund

The Rational Strategic Allocation Fund (the “Fund”) seeks current income and moderate appreciation of capital by investing in a combination of mutual funds and exchange-traded funds (“ETFs”). During 2016, the Fund performed to our expectations, closely tracking its Strategic Allocation Indices Blend (“BAIB”) benchmark. The Fund benefited from our expansion into uncorrelated equity and income-oriented strategies. The Fund also benefited from our reduced allocations to fixed income funds, which suffered during the second half of the year.

Investment Strategy

The Fund seeks to achieve its objective by investing in a combination of underlying mutual funds and ETFs. We invest in equity, income and uncorrelated investment strategies. We select underlying funds using a fundamental research process, including a top-down analysis of market conditions and investment category historical performance during various market conditions. We also perform a bottom-up analysis of each potential fund for investment, including investment allocations, investment valuations and characteristics, positioning, historical performance during various market conditions and that fund’s portfolio manager’s outlook.

Fund Performance

During 2016, the Fund (Class A shares) returned 8.16%, closely matching its BAIB benchmark’s return of 8.31%. The Fund benefited from reduced allocations to traditional fixed income strategies, which suffered during the second half of the year. The Fund also benefited from the addition of uncorrelated equity strategies. The Fund’s exposure to emerging markets detracted from performance.

The Fund’s total annualized returns through 12/31/16 as compared to the Strategic Allocation Indices Blend and the S&P 500 Total Return Index were as follows:

				Since Inception
	1 Year	3 Years	5 Years	(07/30/09)
Class A	8.16%	2.70%	5.72%	6.12%
Class A with Sales Charge	3.00%	1.04%	4.69%	5.43%
Strategic Allocation Indices Blend	8.41%	6.78%	9.78%	10.24%
S&P 500 Total Return Index	11.96%	8.87%	14.66%	14.06%

The Fund’s maximum sales charge for Class “A” shares is 4.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month- end performance information or the Fund’s prospectus please call the Fund, toll free at 1-800-253-0412. You can also obtain a prospectus at www.RationalMF.com.

Summary

The Fund performed to our expectations in 2016. The Fund benefited from some of our changes to the strategy, including the addition of uncorrelated strategies and reducing fixed income exposure. Successful investing requires a long-term outlook focused on objective criteria that create value. We have adopted this outlook for the Fund, and we are glad that you have decided to share in our vision.

Sincerely,

David Miller and Michael Schoonover

Portfolio Managers

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.RationalMF.com or call 1-800-253-0412. Please read the prospectus carefully before investing.

The S&P 500 Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Rational Strategic Allocation Fund may or may not purchase the types of securities represented by the S&P 500 Total Return Index.

The Strategic Allocation Indices Blend (“BAIB”) is a custom blended index comprised of the following two indices with their noted respective weightings: Standard & Poor’s 500 Index® (“S&P 500”) (60%) and the Barclays U.S. Aggregate Bond Index (40%). The Barclays U.S. Aggregate Index is comprised of securities from the Barclays Government/Corporate Bond Index, Mortgage Securities Index and the Asset Based Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization. The index is unmanaged and, unlike the Fund, is not affected by cash flows. The S&P 500 is an unmanaged index generally representing the performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Investments cannot be made in an index. For additional disclosure relating to the S&P 500, please see “Additional Disclaimers” in this Prospectus.

4158-NLD-2/3/2017

Rational Strategic Allocation Fund
PORTFOLIO REVIEW (Unaudited)
December 31, 2016

The Fund’s performance figures* for each of the periods ended December 31, 2016, compared to its benchmarks:

		Annualized	Annualized	Annualized
	1 Year Return	3 Year Return	5 Year Return	Since 7/30/2009(a)	Since 5/31/2016(b)
Class A	8.16%	2.70%	5.72%	6.12%	N/A
Class A with load	3.00%	1.04%	4.69%	5.43%	N/A
Class C	N/A	N/A	N/A	N/A	4.56%
Institutional Class	N/A	N/A	N/A	N/A	5.11%
S&P 500 Total Return Index (c)	11.96%	8.87%	14.66%	14.06%	8.10%
BAIB Index (d)	8.41%	6.78%	9.78%	10.24%	4.57%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. Per the fee table in the Fund’s May 1, 2016 prospectus, the total annual operating expense are 1.85% for Institutional Class shares, 2.10% for A shares and 2.60% for C shares before fee waivers. See the financial highlights for current expense ratios. For performance information current to the most recent month-end, please call toll-free 1-800-253-0412.

(a)	Inception date is July 30, 2009 for Class A and the Benchmarks.

(b)	Inception date is May 31, 2016 for Class C, Institutional Class and the Benchmarks.

(c)	The “S&P 500 Total Return Index”, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an Index.

(d)	The Strategic Allocation Indices Blend (“BAIB”) is a custom blended index comprised of the following two indices with their noted respective weightings: Standard & Poor’s 500 Index® (“S&P 500”) (60%) and the Barclays U.S. Aggregate Bond Index (40%). The Barclays U.S. Aggregate Index is comprised of securities from the Barclays Government/Corporate Bond Index, Mortgage Securities Index and the Asset Based Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization. The index is unmanaged and, unlike the Fund, is not affected by cash flows. The S&P 500 is an unmanaged index generally representing the performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Investments cannot be made in an index. For additional disclosure relating to the S&P 500, please see “Additional Disclaimers” in this Prospectus.

Comparison of the Change in Value of a $10,000 Investment

Top Holdings	% of Net Assets
Equity Funds - Mutual Funds	38.0%
Equity Funds - Exchange Traded Funds	27.5%
Debt Funds - Mutual Funds	15.8%
Asset Allocation Funds - Mutual Funds	13.3%
Other/Cash & Equivalents	5.4%
100.0%

Please refer to the Portfolio of Investments for a more detailed breakdown of the Fund’s assets.

December 31, 2016

Rational Dynamic Momentum Fund

Dear Fellow Shareholders,

The Rational Dynamic Momentum Fund (“the Fund”) commenced trading in October 2016 after conversion from its predecessor Chesapeake Fund LLC which opened in 1994. The Fund seeks to provide investors capital appreciation uncorrelated to global equity markets.

Summary

Below, please find the yearly summary broken down by month which relates to both the predecessor Chesapeake Fund LLC and the Fund:

January

Concern over China’s economic health, which continued to weigh on the region, had a significant impact on the markets in January. This was similar to what we witnessed at the end of 2015, putting most commodities and stocks on the defensive. To compound matters the U.S. Federal Reserve concluded their two day meeting with softer rhetoric than most expected regarding their time frame for future interest rate hikes. However the markets did receive a bit of a reprieve when the Bank of Japan announced at its month end meeting that it will be imposing negative interest rates in an effort to jump start their economy.

Interest rates were our most profitable sector with each market in the group posting positive numbers. 10 year bonds particularly in the US, UK and Asia fared the best. Currencies also posted positive results as the US dollar continued to strengthen against the British Pound, Mexican Peso and New Zealand Dollar.

Conversely equities were our worst performing sector. Although we did see positive performance in our short positions in most Asian and US indices, the sector was weighed down due to poor performance in single stock futures, particularly in the financial stocks.

February

Performance was positive in February with weak economic numbers in the US, continued intervention by the Chinese Central Bank, and a possible British exit from the EU having a beneficial impact on our global bond and offshore index positions. Our entire fixed income sector was profitable, led by long 10 year bond positions in Japan, Australia and the US. Meanwhile, short positions in Asian and European indices, particularly in India, Spain and Hong Kong contributed nicely to the portfolio.

In the commodities, the metals sector did not perform well as a rally in base metals such as zinc and aluminum moved contrary to our short positions. However, these losses were more than offset by the strong showing in grains. Short positions in beans, corn and wheat profited from sluggish demand overseas and a stronger US dollar. As a whole, the commodities contributed positively this month.

March

Reversals in a number of trends coupled with short term high correlation were the underlying themes in March. The rebound in oil helped drive commodity prices higher. Meanwhile, dovish comments regarding US interest rates by Federal Reserve Chairwoman Yellen kept the US Dollar under pressure and supported global equities.

Currencies were our worst performing sector as the US dollar struggled against most major counterparts. The Federal Reserve concluded their two day meeting in March by leaving interest rates unchanged due to the uncertain global economic environment. This caused the US Dollar to retreat particularly against the Euro, Polish and Scandinavian currencies.

Our stock sector also performed poorly this month as most US major indices closed near 2016 highs. Easy monetary policy, better than expected US economic numbers, and a rebound in oil and other commodity prices drove stocks higher which adversely affected our short positions in global indices.

April

The general theme in April was similar to last month as the unwinding of long US Dollar positions and short commodity positions continued. Metals was the weakest performing sector as a rally in both the industrial and precious metal prices contributed to losses. Grains also struggled during the month. Short positions in the sector were adversely affected by dry weather in South America. Currencies were our best performing sector. The Bank of Japan’s decision to leave monetary policy steady disappointed investors and drove the yen significantly higher against most of its counterparties. This was beneficial to our long yen positions and more than covered losses in most of our outright US Dollar positions.

While Chesapeake entered the year short most major commodities and global indices, the market movement over the past several months has led to changes in our portfolio makeup. In commodities we have flattened out some of the London metal positions, platinum and soybean meal while going long gold, silver, soybeans and soybean oil to mention a few. We have also seen some reversals in global indices. In volatile times like this it is encouraging to see new trends developing in these markets which have helped to offset losses

May

May was profitable as the primary focus seemed to be centered on the US Federal Reserve meeting which concluded leaving investors with the expectation of a possible rate hike in the states later this summer. While our US fixed income position finished the month unchanged, Chesapeake profited from higher foreign bond prices, particularly in Australia and Canada. Concerns of a rate hike also supported our currency sector as the US dollar strengthened against the Swiss franc, Mexican peso and Polish dollar. The commodity sector as a whole was also profitable. The potential for higher rates weighed on palladium and nickel prices while a slow harvest in Argentina supported our long soybean and soybean meal positions.

June

Performance was positive in June led by significant gains in the currency and interest rate sectors. Both were heavily influenced by the UK’s decision to leave the European Union as more than 30 million Britons participated in the historic referendum in late June.

Currencies were our best performing sector. Short positions in the British Pound, specifically against the Japanese Yen, Euro and US dollar were profitable. We also posted gains in the Japanese Yen crosses as that currency continued to strengthen.

Fixed income finished in positive territory as well. Ten year bonds in the US, Canada, and the UK all moved higher in June as the Brexit vote caused a flight to quality into global treasuries.

As a whole, commodity returns were positive. Our long sugar position benefitted from favorable weather and supply concerns while our long soybean position profited from fewer planted acres than anticipated.

July

Although performance was relatively unchanged in July, it was not one of your typical quiet summer months. Fresh off of the surprising results from the Brexit vote in late June and the volatility that followed, the markets also had to contend with a disappointing financial stimulus package from the Japanese government, a US Federal Reserve decision that left rates on hold in late July as well as the looming US presidential election.

These macro events proved beneficial to our financial positions. Fixed income performed the best in July as global bonds continued to outperform, particularly in Australia and the UK. Currencies also contributed positively to the portfolio, where long Euro crosses and long Yen crosses posted the largest gains.

While commodities had a minimal impact on performance, the energy sector was profitable as our short oil positions gained on an unexpected rise in inventories. Meanwhile, performance in the grains was negative due to declining bean prices, where better than expected rains have driven prices lower.

Due to Chesapeake’s long term systematic approach and diversified portfolio we were able to successfully navigate the short term volatility, which stemmed from the global economic and political uncertainty in July.

August

Performance was negative in August as the possibility of higher interest rates in the US weighed on most of our sectors. Global equities and fixed income prices retreated during the month as Federal Reserve policy makers seemed upbeat about the US economic and job outlook and may look to raise rates before year end. Commodities were adversely affected as well as higher rates make commodities denominated in US dollar more expensive to buy. This was evident in losses in our long positions in the metals (platinum, palladium and silver) and the softs (cotton and London coffee).

With this being said, we were able to profit from short positions in the grains due to falling corn and wheat prices which were driven down by an excess in supply.

With the summer winding down and lighter volumes apparent in the markets, the uncertainty stemming from speculation over what action the Federal Reserve will do with interest rates in the impending months had a larger impact on our positions than usual.

September

Chesapeake experienced a profitable September, led by favorable moves in commodities and currencies.

Positive performance in the commodities was paced by the Softs, particularly sugar. Raw sugar futures surged to a four year high on output concerns in Brazil, the world’s largest grower. Livestock also had a profitable month as worries over rapidly increasing beef production weighed on cattle prices. While in metals, strong performance was largely due to an increase demand in both palladium and lead. Although most sectors in the commodities were positive, the Grains experienced a pullback due to rising US wheat prices.

In the financials, the Currency sector was the biggest gainer led by our long position in the Norway/Swedish cross. This currency pair rallied significantly as the Swedish Central Bank continued its negative interest rate policy. We also profited from declining sterling prices due to fallout from the Brexit vote and rallying yen prices on concerns over the Japanese Central Bank’s monetary policy.

Fixed Income struggled during the month. The lack of intervention from the European Central Bank and the fear that Japan may follow suit weighed on global fixed income.

While the Currencies continue to be profitable, more than half of our gains came from the commodities in September. We feel this diversification and long term systematic approach are key to our investment philosophy.

October

The increased likelihood that the Federal Reserve may raise interest rates by year end had a significant impact on performance in October. Fixed income was effected the most as the possibility of higher rates weighed on our long term US bond prices. Meanwhile, bonds prices in Australia also declined as their central bank appears to have changed its stance on rates from an easing to a neutral position.

While the prospect of higher rates was beneficial to long US currency positions, particularly against the British Pound, Polish Zloty and Swedish Krona, it did weigh on our US equity positions.

In commodities, coffee prices traded to a two year high on supply worries but this was offset by the selloff in metals prices as the stronger US dollar negatively impacted palladium, silver and lead prices.

November

Performance was negative in November as reaction to the election had an adverse effect on our financial and softs positions. The most significant impact on the financial sector was in the currencies due to a reversal in the long yen trade. After the election, the dollar surged to a 5 month high against the yen as president-elect Donald Trump’s proposals to cut taxes and increase spending raised expectations of higher interest rates in the US, a bullish sign for the US Dollar. These potential policies also had an adverse effect on our long US fixed income positions as prices declined significantly post-election.

The rising US Dollar against other currencies had a negative influence on the softs markets. In Brazil, the world’s largest coffee producer, the local currency dropped 9% against the dollar following the election. Due to this, farmers in the country dumped their harvests on the global markets, putting pressure on coffee prices. In the UK, cocoa prices drove to a three year low during the month as the battered British Pound and larger cocoa crop drove prices lower.

On the upside, metals posted positive performance during November. A rally in London metals such as copper and lead were attributed to the president-elect’s infrastructure stimulus plan which was announced during his victory speech.

December

Chesapeake ended the year on a soft note as a stronger US dollar impacted commodity markets. London metals fared the worst, particularly long positions in lead, copper and zinc. In the softs, long US coffee and sugar positions also posted negative performance but the sector as a whole finished in positive territory due to a significant sell off in US and London cocoa. A rally in the US stock market also helped trim some of the losses for the month.

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.RationalMF.com or call 1-800-253-0412. Please read the prospectus carefully before investing.

4198-NLD-2/28/2017

Rational Dynamic Momentum Fund
PORTFOLIO REVIEW (Unaudited)
December 31, 2016

The Fund’s performance figures* for each of the periods ended December 31, 2016, compared to its benchmarks:

		Annualized	Annualized	Annualized
	1 Year Return	3 Year Return	5 Year Return	10 Year Return	Since 5/31/2016(a)
Class A	N/A	N/A	N/A	N/A	-2.80%
Class A with load	N/A	N/A	N/A	N/A	-7.43%
Class C	N/A	N/A	N/A	N/A	-2.84%
Institutional Class	-2.68%	4.13%	3.57%	3.73%	N/A
BofAML 3 Month Treasury Bill (b)	0.33%	0.14%	0.12%	0.80%	0.22%
S&P 500 Total Return Index (c)	11.96%	8.87%	14.66%	6.95%	8.00%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. Per the fee table in the Fund’s October 20, 2016 prospectus, the total annual operating expense are 2.29% for Institutional Class shares, 2.54% for A shares and 3.04% for C shares before fee waivers. See the financial highlights for current expense ratios. For performance information current to the most recent month-end, please call toll-free 1-800-253-0412.

(a)	Inception date is May 31, 2016 for Class A, Class C and the Benchmarks.

(b)	BofA Merrill Lynch 3-Month U.S. Treasury Bill Index “BofAML 3-Month T-Bill,” is an index of short-term U.S. Government securities maturing in 90 days. Investors cannot invest directly in an Index.

(c)	The “S&P 500 Total Return Index”, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an Index.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Type ^	% of Net Assets
Short-Term Investments	84.9%
Other/Cash & Equivalents	15.1%
100.0%

^ Does not include derivatives in which the Fund invests.

Please refer to the Consolidated Portfolio of Investments for a more detailed breakdown of the Fund’s assets.

RATIONAL DIVIDEND CAPTURE FUND
PORTFOLIO OF INVESTMENTS
December 31, 2016

Shares		Value
	COMMON STOCK - 75.1%
	AEROSPACE/DEFENSE - 1.4%
5,000	Northrop Grumman Corp.	$1,162,900

	AGRICULTURE - 3.0%
20,000	Altria Group, Inc.	1,352,400
12,000	Philip Morris International, Inc.	1,097,880
		2,450,280
	BANKS - 4.9%
20,000	Commerce Bancshare, Inc.	1,156,200
18,000	JPMorgan Chase & Co.	1,553,220
65,000	TCF Financial Corp.	1,273,350
		3,982,770
	BEVERAGES - 4.5%
28,000	Coca-Cola Co.	1,160,880
14,000	Dr. Pepper Snapple Group, Inc.	1,269,380
11,500	PepsiCo, Inc.	1,203,245
		3,633,505
	COMMERCIAL SERVICES - 1.4%
32,000	Booz Allen Hamilton Holding Corp., Class A	1,154,240

	COMPUTERS - 1.4%
10,000	Accenture PLC	1,171,300

	COSMETICS/PERSONAL CARE - 3.1%
19,000	Colgate-Palmolive Co.	1,243,360
15,000	Procter & Gamble Co.	1,261,200
		2,504,560
	DIVERSIFIED FINANCIAL SERVICES - 1.4%
10,000	CME Group, Inc., Class A	1,153,500

	ELECTRIC - 1.5%
37,000	OGE Energy Corp.	1,237,650

	ELECTRICAL COMPONENTS & EQUIPMENT - 1.6%
23,500	Emerson Electric Co.	1,310,125

	ENTERTAINMENT - 1.6%
20,000	Cedar Fair LP	1,284,000

	ENVIRONMENTAL CONTROL - 1.7%
20,000	Waste Management, Inc.	1,418,200

	FOOD - 4.7%
19,000	General Mills, Inc.	1,173,630
10,000	Ingredion, Inc.	1,249,600
25,000	Sysco Corp.	1,384,250
		3,807,480
	HOUSEHOLD PRODUCTS/WARES - 1.4%
9,900	Kimberly-Clark Corp.	1,129,788

	INSURANCE - 2.9%
17,000	Aflac, Inc.	1,183,200
25,000	Hartford Financial Services, Inc.	1,191,250
		2,374,450
	IRON/STEEL - 1.4%
19,000	Nucor Corp.	1,130,880

See Notes which are an integral part of the Financial Statements.

RATIONAL DIVIDEND CAPTURE FUND
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2016

Shares		Value
	COMMON STOCK - 75.1% (Continued)
	MISCELLANEOUS MANUFACTURING - 5.8%
7,000	3M Co.	$1,249,990
25,000	Donaldson Co., Inc.	1,052,000
10,000	Illinois Tool Works, Inc.	1,224,600
16,000	Ingersoll-Rand PLC	1,200,640
		4,727,230
	PHARMACEUTICALS - 1.4%
19,500	Merck & Co., Inc.	1,147,965

	PIPELINES - 1.7%
35,000	DCP Midstream Partners LP	1,343,300

	REAL ESTATE INVESTMENT TRUSTS - 8.6%
40,000	Blackstone Mortgage Trust, Inc., Class A	1,202,800
42,000	Brixmor Property Group, Inc.	1,025,640
43,500	Duke Realty Corp.	1,155,360
40,000	Kimco Realty Corp.	1,006,400
22,000	Prologis, Inc.	1,161,380
95,000	Sunstone Hotel Investors, Inc.	1,448,750
		7,000,330
	RETAIL - 7.6%
32,000	Best Buy Co., Inc.	1,365,440
10,000	Home Depot, Inc.	1,340,800
10,500	McDonald’s Corp.	1,278,060
15,000	Target Corp.	1,083,450
16,750	Wal-Mart Stores, Inc.	1,157,760
		6,225,510
	SEMICONDUCTORS - 1.6%
17,500	Texas Instruments, Inc.	1,276,975

	SOFTWARE - 4.4%
37,000	CA, Inc.	1,175,490
39,000	Paychex, Inc.	2,374,320
		3,549,810
	TELECOMMUNICATIONS - 3.1%
30,000	AT&T, Inc.	1,275,900
23,500	Verizon Communications, Inc.	1,254,430
		2,530,330
	TOYS/GAMES/HOBBIES - 1.4%
15,000	Hasbro, Inc.	1,166,850

	TRANSPORTATION - 1.6%
11,250	United Parcel Service, Inc., Class B	1,289,700

	TOTAL COMMON STOCK (Cost $58,613,842)	61,163,628

	PREFERRED STOCK - 22.7%
	BANKS - 6.6%
80,000	U.S. Bancorp, Series F, 6.50%	2,263,200
118,000	Wells Fargo & Co., Series J, 8.00%	3,118,740
		5,381,940
	DIVERSIFIED FINANCIAL SERVICES - 3.1%
100,000	Raymond James Financial, Inc., 6.90%	2,539,000

See Notes which are an integral part of the Financial Statements.

RATIONAL DIVIDEND CAPTURE FUND
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2016

Shares		Value
	PREFERRED STOCK - 22.7% (Continued)
	INSURANCE - 8.4%
61,000	Aegon NV, 8.00%	$1,589,050
95,000	Allstate Corp., 5.10%	2,391,150
113,129	Axis Capital Holdings Ltd., Series C, 6.88%	2,851,983
		6,832,183
	REAL ESTATE INVESTMENT TRUSTS - 4.6%
10,000	National Retail Properties, Inc., Series D, 6.63%	251,100
80,000	PS Business Parks, Inc., Series S, 6.45%	2,006,400
60,000	Realty Income Corp., Series F, 6.63%	1,509,000
		3,766,500

	TOTAL PREFERRED STOCK (Cost $18,953,974)	18,519,623

	SHORT-TERM INVESTMENTS - 2.0%
1,646,923	Federated Treasury Obligations Fund, Institutional Class, 0.36% *	1,646,923
	TOTAL SHORT-TERM INVESTMENTS (Cost $1,646,923)	1,646,923

	TOTAL INVESTMENTS (Cost $79,214,739) - 99.8% (a)	$81,330,174
	OTHER ASSETS LESS LIABILITIES - 0.2%	137,075
	NET ASSETS - 100.0%	$81,467,249

LP - Limited Partnership.

PLC - Public Limited Company.

*	Rate shown represents the rate at December 31, 2016, and is subject to change and resets daily.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $79,233,897 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$4,342,971
Unrealized depreciation:	(2,246,694)
Net unrealized appreciation:	$2,096,277

See Notes which are an integral part of the Financial Statements.

RATIONAL RISK MANAGED EMERGING MARKETS FUND
PORTFOLIO OF INVESTMENTS
December 31, 2016

Shares		Value
	COMMON STOCK - 94.3%
	AEROSPACE/DEFENSE - 1.0%
1,441	Hanwha Techwin Co. Ltd.	$51,839
806	Korea Aerospace Industries Ltd.	44,711
		96,550
	AGRICULTURE - 1.1%
28,154	ITC Ltd.	100,242

	AUTO PARTS & EQUIPMENT - 3.3%
801	Mando Corp.	155,518
132,000	Nexteer Automotive Group Ltd.	156,606
		312,124
	BANKS - 21.2%
3,023	Axis Bank Ltd.- ADR	99,154
1,834	Bancolombia SA - ADR	67,271
1,700	Banco Marco SA - ADR, Class B	109,395
610,900	Bank of China Ltd.	271,003
24,000	BOC Hong Kong Holdings Ltd.	85,886
181,000	China Construction Bank Corp.	139,347
59,966	FirstRand Ltd.	232,157
17,700	Grupo Financiero Banorte SAB de CV	87,178
1,700	HDFC Bank Ltd. - ADR	103,156
26,200	HSBC Holdings PLC	210,323
13,416	Itau Unibanco Holding S.A.	139,531
27,539	Sberbank of Russia PJSC - ADR	318,902
7,800	Yes Bank Ltd.	132,906
		1,996,209
	BEVERAGES - 0.5%
6,800	Fomento Economico Mexicano SAB de CV	51,760

	BUILDING MATERIALS - 1.0%
145,000	China Lesso Group Holdings Ltd.	94,055

	CHEMICALS - 2.8%
4,900	Daqo New Energy Corp. - ADR *	94,570
57,000	Formosa Chemicals & Fibre Corp.	170,315
		264,885
	COAL - 0.8%
4,608	Jastrzebska Spolka Weglowa SA *	73,668

	COMMERCIAL SERVICES - 2.1%
1,571	KRUK SA	88,974
1,597	TAL Education Group - ADR *	112,030
		201,004
	COMPUTERS - 0.5%
3,500	Infosys Ltd - ADR	51,905

	DIVERSIFIED FINANCIAL SERVICES - 6.1%
121,000	Fubon Financial Holding Co Ltd	191,474
5,231	Hana Financial Group Inc	135,344
119,580	Moscow Exchange MICEX-RTS PJSC	244,813
		571,631
	ELECTRONICS - 2.2%
29,700	Hon Hai Precision Industry Co. Ltd.	77,593
58,585	Micro-Star International Co. Ltd.	133,788
		211,381
	HOME FURNISHINGS - 0.6%
92,510	Skyworth Digital Holdings Ltd.	52,730

	HOUSEHOLD PRODUCTS/WARES - 0.6%
32,600	Kimberly-Clark de Mexico SAB de CV	58,706

See Notes which are an integral part of the Financial Statements.

RATIONAL RISK MANAGED EMERGING MARKETS FUND
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2016

Shares		Value
	COMMON STOCK - 94.3% (Continued)
	INSURANCE - 3.9%
17,512	AIA Group Ltd.	$98,801
15,232	Hanwha Life Insurance Co Ltd	82,352
26,500	Ping An Insurance Group Co. of China Ltd.	132,594
2,314	Vienna Insurance Group AG Wiener Versicherung Gruppe	51,883
		365,630
	INTERNET - 7.6%
3,330	Alibaba Group Holding Ltd. - ADR *	292,407
2,000	Ctrip.com International Ltd. - ADR *	80,000
239	NCSoft Corp.	48,975
12,084	Tencent Holdings Ltd.	295,614
		716,996
	IRON/STEEL - 4.0%
74,000	Angang Steel Co Ltd. *	43,993
5,334	Novolipetsk Steel PJSC	99,212
900	POSCO - ADR	47,295
4,100	Ternium SA - ADR	99,015
11,700	Vale SA	83,903
		373,418
	LEISURE TIME - 1.0%
2,100	Hero MotoCorp Ltd.	94,175

	MEDIA - 2.5%
1,593	Naspers Ltd., Class N	233,618

	MINING - 6.2%
93,800	ALROSA PJSC	148,976
20,610	Centamin PLC	35,179
18,000	Grupo Mexico SAB de CV	48,878
28,621	KAZ Minerals PLC *	125,993
10,486	MMC Norilsk Nickel PJSC - ADR	176,060
4,064	Vedanta Resources PLC	44,050
		579,136
	MISCELLANEOUS MANUFACTURING - 1.4%
29,700	Sunny Optical Technology Group Co. Ltd.	130,030

	OIL & GAS - 10.5%
124,000	CNOOC Ltd	155,110
19,986	Gazprom PJSC - ADR	100,929
7,005	Lukoil PJSC - ADR	393,121
49,400	Petroleo Brasileiro SA *	257,116
655	SK Innovation Co Ltd	79,448
		985,724
	RETAIL - 3.1%
40,000	ANTA Sports Products Ltd.	119,415
5,183	Raia Drogasil SA	97,443
13,961	Steinhoff International Holdings NV	72,459
		289,317
	SEMICONDUCTORS - 8.8%
1,300	NVIDIA Corp.	138,762
237	Samsung Electronics Co. Ltd.	353,597
59,000	Taiwan Semiconductor Manufacturing Co. Ltd.	332,263
		824,622
	SOFTWARE - 1.5%
655	NetEase, Inc. - ADR	141,048

	TOTAL COMMON STOCK (Cost - $8,725,734)	8,870,564

	EXCHANGE TRADED FUND - 2.7%
	EQUITY FUND - 2.7%
7,400	iShares MSCI Emerging Markets ETF	259,074
	TOTAL EXCHANGE TRADED FUND (Cost - $265,673)	259,074

See Notes which are an integral part of the Financial Statements.

RATIONAL RISK MANAGED EMERGING MARKETS FUND
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2016

Shares		Value
	SHORT-TERM INVESTMENTS - 3.0%
277,748	Fidelity Treasury Obligations Fund, Institutional Class, 0.36% **	277,748
	TOTAL SHORT-TERM INVESTMENTS (Cost - $277,748)	277,748

	TOTAL INVESTMENTS - 100.0% (Cost - $9,269,155) (a)	$9,407,386
	LIABILITIES LESS OTHER ASSETS - (0.0)%	(677)
	NET ASSETS - 100.0%	$9,406,709

ADR - American Depositary Receipt.

ETF - Exchange Traded Fund.

PLC - Public Liability Company.

*	Non-income producing security.

**	Rate shown represents the rate at December 31, 2016, and is subject to change and resets daily.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $9,199,465 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$774,100
Unrealized depreciation:	(566,179)
Net unrealized appreciation:	$207,921

As of December 31, 2016, the Fund’s Long-Term Holdings were divided among countries as follows:

Country	Percentage
China	22.3%
Russia	15.8%
South Korea	10.6%
Taiwan	9.6%
India	6.7%
Brazil	6.1%
South Africa	5.7%
Great Britain	3.6%
United States	5.8%
Mexico	2.6%
Hong Kong	2.5%
Poland	1.7%
Argentina	1.2%
Luxembourg	1.1%
Colombia	0.7%
Austria	0.6%
Jersey	0.4%
Total Long-Term Holdings:	97.0%

Percentages in the above table are based on net assets, excluding short-term investments, of the Fund as of December 31, 2016.

See Notes which are an integral part of the Financial Statements.

RATIONAL RISK MANAGED EMERGING MARKETS FUND
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2016

FOREIGN CURRENCY CONTRACTS:

	Foreign Currency Units to						Unrealized Appreciation
Settlement Date	Receive/Deliver		Counterparty	In Exchange For		US Dollar Value	(Depreciation)
To Buy:
3/15/2017	1,001,364	BRL	BNY Mellon	$294,000	USD	$301,407	$7,407
3/15/2017	2,820,905,000	KRW	BNY Mellon	2,410,000	USD	2,335,811	(74,189)
3/15/2017	567,910,000	KRW	BNY Mellon	490,000	USD	470,250	(19,750)
3/15/2017	1,475,617,300	KRW	BNY Mellon	1,237,000	USD	1,221,864	(15,136)
3/15/2017	7,008,802	ZAR	BNY Mellon	503,000	USD	503,278	278
						Total:	$(101,390)

To Sell:
3/15/2017	3,150,900	BRL	BNY Mellon	$900,000	USD	$948,411	$(48,411)
3/15/2017	3,409,820,000	KRW	BNY Mellon	2,900,000	USD	2,823,454	76,546
3/15/2017	17,196,600	ZAR	BNY Mellon	1,200,000	USD	1,234,828	(34,828)
3/15/2017	1,410,512	BRL	BNY Mellon	398,000	USD	424,559	(26,559)
3/15/2017	4,098,360	ZAR	BNY Mellon	294,000	USD	294,289	(289)
3/15/2017	4,943,600,200	KRW	BNY Mellon	4,169,000	USD	4,093,479	75,521
3/15/2017	20,236,583	CNY	BNY Mellon	2,871,863	USD	2,903,229	(31,366)
3/15/2017	1,042,598	BRL	BNY Mellon	304,000	USD	313,819	(9,819)
3/15/2017	6,225,079	ZAR	BNY Mellon	434,000	USD	447,001	(13,001)
							$(12,206)

BRL - Brazilian Real

CNY - Chinese Yuan

KRW - Korean Won

ZAR - South African Rand

See Notes which are an integral part of the Financial Statements.

RATIONAL REAL STRATEGIES FUND
PORTFOLIO OF INVESTMENTS
December 31, 2016

Shares		Value
	COMMON STOCK - 70.2%
	AUTO PARTS & EQUIPMENT - 1.6%
4,800	American Axle & Manufacturing Holdings, Inc. + *	$92,640

	BANKS - 7.2%
13,300	First BanCorp/Puerto Rico + *	87,913
9,000	First NBC Bank Holding Co. + *	65,700
6,400	OFG Bancorp +	83,840
500	SVB Financial Group + *	85,830
1,100	Texas Capital Bancshares, Inc. + *	86,240
		409,523
	CHEMICALS - 6.2%
4,300	Aceto Corp. +	94,471
4,600	American Vanguard Corp. +	88,090
3,700	Chemours Co. +	81,733
4,600	Huntsman Corp. +	87,768
		352,062
	COMMERCIAL SERVICES - 6.5%
2,100	Hertz Global Holdings, Inc. + *	45,276
3,700	HMS Holdings Corp. + *	67,192
4,000	Kforce, Inc. +	92,400
3,000	Quad/Graphics, Inc., Class A +	80,640
3,500	TrueBlue, Inc. + *	86,275
		371,783
	COMPUTERS - 1.4%
2,100	Seagate Technology PLC +	80,157

	COSMETICS/PERSONAL CARE - 1.3%
15,100	Avon Products, Inc. + *	76,104

	DIVERSIFIED FINANCIAL SERVICES - 7.6%
4,800	Navient Corp. +	78,864
6,000	PHH Corp. + *	90,960
8,700	SLM Corp. + *	95,874
4,200	Waddell & Reed Financial, Inc., Class A +	81,942
8,000	WisdomTree Investments, Inc. +	89,120
		436,760
	ELECTRICAL COMPONENTS & EQUIPMENT - 2.8%
2,300	Insteel Industries, Inc. +	81,972
3,400	SPX Corp. + *	80,648
		162,620
	ENGINEERING & CONSTRUCTION - 3.1%
2,300	MasTec, Inc. + *	87,975
3,500	Mistras Group, Inc. + *	89,880
		177,855
	FOOD - 2.9%
6,000	Darling Ingredients, Inc. + *	77,460
1,200	John B Sanfilippo & Son, Inc. +	84,468
		161,928
	HEALTHCARE-PRODUCTS - 3.3%
7,500	Invacare Corp. +	97,875
9,900	OraSure Technologies, Inc. + *	86,922
		184,797
	HEALTHCARE-SERVICES - 1.1%
8,000	Kindred Healthcare, Inc. +	62,800

	INSURANCE- 5.5%
3,400	Ambac Financial Group, Inc. + *	76,500
8,700	Citizens, Inc., Class A + *	85,434
17,000	Genworth Financial, Inc., Class A + *	64,770
8,200	MBIA, Inc. + *	87,740
		314,444

See Notes which are an integral part of the Financial Statements.

RATIONAL REAL STRATEGIES FUND
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2016

Shares			Value
	COMMON STOCK - 70.2% (Continued)
	LEISURE TIME - 1.2%
18,000	Drive Shack, Inc.		$67,680

	MACHINERY-CONSTRUCTION & MINING - 1.5%
2,800	Terex Corp. +		88,284

	MISCELLANEOUS MANUFACTURING - 3.0%
2,000	American Railcar Industries, Inc. +		90,580
2,300	Colfax Corp. + *		82,639
			173,219
	OIL & GAS - 3.0%
13,000	Noble Corp. PLC +		76,960
5,100	Rowan Cos. PLC, Class A + *		96,339
			173,299
	PHARMACEUTICALS - 4.3%
3,000	Akorn, Inc. + *		65,490
3,500	Impax Laboratories, Inc. + *		46,375
1,200	Mallinckrodt PLC + *		59,784
2,900	Natural Health Trends Corp. +		72,065
			243,714
	REAL ESTATE INVESTMENT TRUSTS - 1.6%
2,500	GEO Group, Inc.		89,825

	RETAIL - 5.1%
6,700	Barnes & Noble, Inc. +		74,705
1,500	Kohl’s Corp. +		74,070
1,300	Nu Skin Enterprises, Inc., Class A +		62,114
17,400	Office Depot, Inc. +		78,648
			289,537

	TOTAL COMMON STOCK (Cost - $4,367,929)		4,009,031

	REAL ESTATE INVESTMENTS - 21.5%
	Grocery & Pharmacy Portfolio DST (a)(b)(c)		849,667
	New York Power DST (a)(b)(c)		378,334
	TOTAL REAL ESTATE INVESTMENTS (Cost - $1,379,383)		1,228,001

	SHORT-TERM INVESTMENTS - 9.8%
563,055	Fidelity Treasury Obligations Fund, Institutional Class, 0.36% **		563,055
	TOTAL SHORT-TERM INVESTMENTS (Cost - $563,055)		563,055

	TOTAL INVESTMENTS - 101.5% (Cost - $6,310,367) (d)		$5,800,087
	LIABILITIES IN EXCESS OF OTHER ASSETS - (1.5)%		(87,976)
	NET ASSETS - 100.0%		$5,712,111

Contracts ^		Expiration Date - Exercise Price	Value
	CALL OPTIONS WRITTEN - (2.3)% *
43	Aceto Corp.	1/20/2017 - $20.00	$8,600
30	Akorn, Inc.	1/20/2017 - $22.50	1,950
34	Ambac Financial Group, Inc.	1/20/2017 - $25.00	935
48	American Axle & Manufacturing Holdings, Inc.	1/20/2017 - $16.00	16,560
20	American Railcar Industries, Inc.	1/20/2017 - $45.00	2,800
46	American Vanguard Corp.	1/20/2017 - $20.00	1,610
151	Avon Products, Inc.	1/20/2017 - $5.50	1,510
67	Barnes & Noble, Inc.	1/20/2017 - $13.00	335
37	Chemours Co.	1/20/2017 - $25.00	1,036
87	Citizens, Inc.	1/20/2017 - $10.00	3,480

See Notes which are an integral part of the Financial Statements.

RATIONAL REAL STRATEGIES FUND
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2016

Contracts ^		Expiration Date - Exercise Price	Value
	CALL OPTIONS WRITTEN - (2.3)% * (Continued)
23	Colfax Corp.	1/20/2017 - $40.00	$575
60	Darling Ingredients, Inc.	1/20/2017 - $14.00	450
133	First NBC Bank Holding Co.	1/20/2017 - $7.00	1,995
90	First NBC Bank Holding Co.	1/20/2017 - $7.50	2,970
170	Genworth Financial, Inc.	1/20/2017 - $4.50	765
21	Hertz Global Holdings, Inc.	1/20/2017 - $27.50	210
37	HMS Holdings Corp.	1/20/2017 - $20.00	463
46	Huntsman Corp.	1/20/2017 - $20.00	1,104
35	Impax Laboratories, Inc.	1/20/2017 - $15.00	1,138
23	Insteel Industries, Inc.	1/20/2017 - $45.00	402
75	Invacare Corp.	1/20/2017 - $12.50	6,750
12	John B Sanfilippo & Son, Inc.	1/20/2017 - $67.50	4,800
40	Kforce, Inc.	1/20/2017 - $22.50	3,900
80	Kindred Healthcare, Inc.	1/20/2017 - $7.50	5,400
15	Kohl’s Corp.	1/20/2017 - $57.50	150
12	Mallinckrodt PLC	1/20/2017 - $55.00	780
23	MasTec, Inc.	1/20/2017 - $39.00	1,955
82	MBIA, Inc.	1/20/2017 - $11.00	2,050
35	Mistras Group, Inc.	1/20/2017 - $25.00	7,070
29	Natural Health Trends Corp.	1/20/2017 - $24.65	3,480
48	Navient Corp.	1/20/2017 - $17.5	720
130	Noble Corp. PLC	1/20/2017 - $7.00	1,040
13	Nu Skin Enterprises, Inc.	1/20/2017 - $55.00	260
174	Office Depot, Inc.	1/20/2017 - $5.00	609
64	OFG Bancorp	1/20/2017 - $12.50	5,440
99	OraSure Technologies Inc	1/20/2017 - $10.00	495
60	PHH Corp.	1/20/2017 - $15.00	3,750
30	Quad/Graphics, Inc.	1/20/2017 - $30.00	750
51	Rowan Cos. PLC	1/20/2017 - $19.00	4,080
21	Seagate Technology PLC	1/20/2017 - $42.00	409
87	SLM Corp.	1/20/2017 - $11.00	3,524
34	SPX Corp.	1/20/2017 - $25.00	1,190
5	SVB Financial Group	1/20/2017 - $170.00	3,425
28	Terex Corp	1/20/2017 - $32.00	2,380
11	Texas Capital Bancshares, Inc.	1/20/2017 - $75.00	5,225
35	TrueBlue, Inc.	1/20/2017 - $22.50	8,050
42	Waddell & Reed Financial, Inc.	1/20/2017 - $20.00	1,260
80	WisdomTree Investments, Inc.	1/20/2017 - $11.00	4,400
	TOTAL CALL OPTIONS WRITTEN (Premiums Received - $141,152) (d)		$132,230

+	All or a portion of this security is segregated as collateral for and is subject to call options written.

*	Non-income producing security.

**	Rate shown represents the rate at December 31, 2016, and is subject to change and resets daily.

DST - Delaware Statutory Trust.

PLC - Public Liability Company.

^	One contract is equivalent to 100 shares of the underlying common stock.

(a)	Illiquid security.

(b)	Investments do not offer shares. Fair value represents direct ownership of Real Estate.

(c)	Security is currently being valued by the Pricing Committee according to the Fair Value procedures approved by the Board of Trustees.

(d)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes, including call options written, is $6,199,228 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$286,897
Unrealized depreciation:	(818,268)
Net unrealized depreciation:	$(531,371)

See Notes which are an integral part of the Financial Statements.

RATIONAL DEFENSIVE GROWTH FUND
PORTFOLIO OF INVESTMENTS
December 31, 2016

Shares		Value
	COMMON STOCK - 93.7%
	AIRLINES - 3.7%
13,000	Hawaiian Holdings, Inc. *	$741,000

	BANKS - 5.1%
8,000	Southside Bancshares, Inc.	301,360
18,200	TCF Financial Corp.	356,538
8,300	Zions Bancorporation	357,232
		1,015,130
	BUILDING MATERIALS - 8.9%
20,000	AAON, Inc.	661,000
6,000	Universal Forest Products, Inc.	613,080
4,000	Vulcan Materials Co.	500,600
		1,774,680
	CHEMICALS - 2.6%
5,000	Cabot Corp.	252,700
4,900	RPM International, Inc.	263,767
		516,467
	COMMERCIAL SERVICES - 12.9%
15,250	ABM Industries, Inc.	622,810
6,900	Aramark	246,468
8,300	Booz Allen Hamilton Holding Corp., Class A	299,381
2,400	Cintas Corp.	277,344
15,900	Forrester Research, Inc.	682,905
12,000	HMS Holdings Corp. *	217,920
7,700	Transunion *	238,161
		2,584,989
	DISTRIBUTION/WHOLESALE - 1.5%
2,900	Pool Corp.	302,586

	ELECTRIC - 2.6%
7,100	Alliant Energy Corp.	269,019
4,600	Westar Energy, Inc.	259,210
		528,229
	ENTERTAINMENT - 2.9%
4,500	Cedar Fair LP	288,900
7,800	International Speedway Co., Class A	287,040
		575,940
	FOOD - 2.8%
4,400	Fresh Del Monte Produce, Inc.	266,772
2,000	Lancaster Colony Corp.	282,780
		549,552
	GAS - 2.6%
11,400	NiSource, Inc.	252,396
6,000	UGI Corp.	276,480
		528,876
	INSURANCE - 5.9%
4,700	Axis Capital Holdings Ltd.	306,769
15,000	Old Republic International Corp.	285,000
18,300	OneBeacon Insurance Group Ltd., Class A	293,715
2,100	RenaissanceRe Holdings Ltd	286,062
		1,171,546
	MACHINERY-DIVERSIFIED - 1.3%
6,800	BWX Technologies, Inc.	269,960

	MISCELLANEOUS MANUFACTURING - 1.5%
7,200	Donaldson Co., Inc.	302,976

	PACKAGING & CONTAINERS - 2.7%
3,200	Packaging Corp of America	271,424
5,200	Sonoco Products Co.	274,040
		545,464

See Notes which are an integral part of the Financial Statements.

RATIONAL DEFENSIVE GROWTH FUND
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2016

Shares		Value
	COMMON STOCK - 93.7% (Continued)
	PIPELINES - 1.2%
3,700	Buckeye Partners LP	$244,792

	REAL ESTATE INVESMENT TRUSTS - 21.4%
9,700	Brixmor Property Group, Inc.	236,874
31,300	CYS Investments, Inc.	241,949
28,800	Capstead Mortgage Corp.	293,472
11,500	Chesapeake Lodging Trust	297,390
12,000	Columbia Property Trust, Inc.	259,200
15,500	DDR Corp.	236,685
9,900	Duke Realty Corp.	262,944
8,800	Equity Commonwealth *	266,112
11,200	Getty Realty Corp.	285,488
6,750	Liberty Property Trust	266,625
36,700	MFA Financial, Inc.	280,021
2,300	PS Business Parks, Inc.	267,996
11,700	Pennsylvania Real Estate Investment Trust	221,832
15,800	Retail Properties of America, Inc., Class A	242,214
20,000	Summit Hotel Properties, Inc.	320,600
20,600	Sunstone Hotel Investors, Inc.	314,150
		4,293,552
	RETAIL - 5.2%
6,900	Best Buy Co., Inc.	294,423
5,500	Big Lots, Inc.	276,155
5,200	Brinker International, Inc.	257,556
7,400	Urban Outfitters, Inc. *	210,752
		1,038,886
	SAVINGS & LOANS - 1.6%
19,000	Capitol Federal Financial, Inc.	312,740

	SOFTWARE - 4.7%
3,900	Broadridge Financial Solutions, Inc.	258,570
12,000	Ebix, Inc.	684,600
		943,170
	TOYS/GAMES/HOBBIES - 1.3%
3,300	Hasbro, Inc.	256,707

	TRANSPORTATION - 1.3%
5,000	Expeditors International of Washington, Inc.	264,800

	TOTAL COMMON STOCK (Cost $16,122,610)	18,762,042

	SHORT-TERM INVESTMENTS - 5.8%
1,149,200	Federated Treasury Obligations Fund, Institutional Class, 0.36% **	1,149,200
	TOTAL SHORT-TERM INVESTMENTS (Cost $1,149,200)	1,149,200

	TOTAL INVESTMENTS (Cost $17,271,810) - 99.5% (a)	19,911,242
	OTHER ASSETS LESS LIABILITIES - 0.5%	108,103
	NET ASSETS - 100.0%	$20,019,345

LP - Limited Partnership

*	Non-income producing security.

**	Rate shown represents the rate at December 31, 2016, and is subject to change and resets daily.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $17,263,430 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$2,938,629
Unrealized depreciation:	(290,817)
Net unrealized appreciation:	$2,647,812

See Notes which are an integral part of the Financial Statements.

RATIONAL STRATEGIC ALLOCATION FUND
PORTFOLIO OF INVESTMENTS
December 31, 2016

Shares		Value
	MUTUAL FUNDS - 67.1%
	ASSET ALLOCATION FUNDS - 13.3%
351,650	Rational Risk Managed Emerging Markets Fund, Institutional Class +	$2,011,440

	DEBT FUNDS - 15.8%
156,858	Catalyst/Stone Beach Income Opportunity Fund, Institutional Class +	1,521,522
121	Federated Mortgage Fund, Institutional Class	1,156
42,096	Federated Short-Intermediate Total Return Bond Fund, Institutional Class	433,589
40,317	Federated Total Return Government Bond Fund, Institutional Class	432,605
		2,388,872
	EQUITY FUND - 38.0%
35,507	Alphacentric Income Opportunities Fund , Institutional Class +	400,869
66,979	Catalyst Dynamic Alpha Fund, Institutional Class +	1,193,570
137,689	Catalyst MLP & Infrastructure Fund, Institutional Class +	1,028,534
333,187	Rational Defensive Growth Fund, Institutional Class +	1,259,447
213,408	Rational Dividend Capture Fund, Institutional Class +	1,843,842
		5,726,262

	TOTAL MUTUAL FUNDS (Cost - $10,486,958)	10,126,574

	EXCHANGE TRADED FUNDS - 27.5%
	EQUITY FUND - 27.5%
58,183	Ecological Strategy ETF +	2,125,425
56,069	US Equity Rotation Strategy ETF +	2,028,576
	TOTAL EXCHANGE TRADED FUNDS (Cost - $3,200,801)	4,154,001

	SHORT-TERM INVESTMENTS - 2.3%
342,175	Fidelity Treasury Obligations Fund, Institutional Class, 0.36% **	342,175
	TOTAL SHORT-TERM INVESTMENTS (Cost - $342,175)	342,175

	TOTAL INVESTMENTS - 96.9% (Cost - $14,029,934) (a)	$14,622,750
	OTHER ASSETS IN EXCESS OF LIABILITIES - 3.1%	460,291
	NET ASSETS - 100.0%	$15,083,041

ETF - Exchange Traded Fund.

+	Investment in affiliate.

*	Rate shown represents the rate at December 31, 2016, and is subject to change and resets daily.

(a)	Represents cost for financial reporting purposes. Aggregate cost for tax purposes is $14,552,662 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$1,895,849
Unrealized depreciation:	(1,825,761)
Net unrealized appreciation:	$70,088

See Notes which are an integral part of the Financial Statements.

RATIONAL DYNAMIC MOMENTUM FUND
CONSOLIDATED PORTFOLIO OF INVESTMENTS
December 31, 2016

Shares		Value
	SHORT-TERM INVESTMENTS - 84.9%
12,819,660	Fidelity Institutional Government Portfolio , Institutional Class, 0.43% ** + (Cost - $12,819,660)	$12,819,660

	TOTAL INVESTMENTS - 84.9% (Cost - $12,819,660) (a)	$12,819,660
	OTHER ASSETS LESS LIABILITIES - 15.1%	2,285,508
	NET ASSETS - 100.0%	$15,105,168

**	Rate shown represents the rate at December 31, 2016, and is subject to change and resets daily.

+	All or a portion of this investment is a holding of the RDMF Fund Limited CFC.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes, excluding futures and forward exchange contracts, is $12,819,660 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$—
Unrealized depreciation:	—
Net unrealized appreciation:	$—

		Underlying Face		Unrealized
Long Contracts		Amount at Value ($)	Maturity	Gain / (Loss)
	OPEN LONG FUTURES CONTRACTS - (1.1)%
10	3M Co.	178,650	March 2017	$1,229
12	Accenture PLC	140,616	March 2017	(6,218)
17	Allstate Corp.	126,055	March 2017	4,229
1	Alphabet, Inc.	79,281	March 2017	(649)
24	Altria Group, Inc.	162,360	March 2017	5,850
1	Amazon.Com, Inc.	75,021	March 2017	(2,007)
9	American Express Co.	66,699	March 2017	(847)
5	Anadarko Petrole	34,880	March 2017	(653)
7	Apache Corp.	44,450	March 2017	(2,616)
17	AT&T, Inc.	72,335	March 2017	2,345
3	AUD/CAD X-Rate Future	433,004	March 2017	(9,599)
1	AUD/JPY X-Rate Future	143,645	March 2017	(1,297)
11	Baker Hughes, Inc.	71,500	March 2017	(581)
35	Bank of America Corp.	77,385	March 2017	(3,245)
18	Bank of New York Mellon Corp.	85,320	March 2017	(2,672)
10	Berkshire Hathaway, Inc.	163,050	March 2017	(1,361)
1	Biogen, Inc.	28,371	March 2017	102
7	Boeing Co.	109,025	March 2017	8
10	Brazil Real Future	300,400	March 2017	14,500
1	Brent Crude Future +	56,820	March 2017	(350)
1	CAD/JPY X-Rate Future	148,429	March 2017	(1,964)
9	Canola Future (WCE) +	67,648	March 2017	(3,723)
9	Capital One Financial Corp.	78,552	March 2017	(1,999)
9	Caterpillar, Inc.	83,502	March 2017	(3,564)
1	Celgene Corp.	11,580	March 2017	302
9	Chevron Corp.	105,975	March 2017	2,461
27	Cisco Systems, Inc.	81,621	March 2017	222
17	Citigroup, Inc.	101,082	March 2017	(1,037)
16	Coffee Robusta +	342,080	March 2017	7,680
1	Coffee “C” Future +	51,394	March 2017	(12,094)
2	Colgate-Palmolive	13,094	March 2017	(211)
20	Comcast Corp.	138,160	March 2017	(179)
6	ConocoPhillips	30,096	March 2017	(938)
5	Costco Wholesale Corp.	80,090	March 2017	(104)
6	Cotton No. 2 Future +	211,950	March 2017	2,520
5	Devon Energy Corp.	22,845	March 2017	(1,095)
24	Dow Chemical Co.	137,400	March 2017	1,014
5	Emerson Electric Co.	27,890	March 2017	(1,034)
5	EUR/SEK Future	658,635	March 2017	(16,054)
3	EURO/GBP Future	396,482	March 2017	6,891

See Notes which are an integral part of the Consolidated Financial Statements.

RATIONAL DYNAMIC MOMENTUM FUND
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2016

Long / (Short)		Underlying Face		Unrealized
Contracts		Amount at Value ($)	Maturity	Gain / (Loss)
	OPEN LONG FUTURES CONTRACTS - (1.1)% (Continued)
2	Exelon Corp.	7,102	March 2017	$328
16	Exxon Mobil Corp.	144,480	March 2017	1,911
6	FedEx Corp.	111,768	March 2017	(5,777)
1	Gasoline RBOB Future +	70,178	February 2017	1,302
7	General Dynamics Corp.	120,918	March 2017	(2,695)
16	General Electric Co.	50,576	March 2017	70
12	General Mills, Inc.	74,160	March 2017	(905)
13	General Motors Co.	45,318	March 2017	(2,907)
5	Goldman Sachs Group, Inc.	119,780	March 2017	717
14	Halliburton Co.	75,754	March 2017	553
5	Home Depot, Inc.	67,070	March 2017	159
21	HP, Inc.	31,185	March 2017	(2,548)
25	Intel Corp.	90,725	March 2017	1,219
5	International Business Machine	83,030	March 2017	246
12	J&J	138,312	March 2017	3,180
19	JPMorgan Chase & Co.	3,116	March 2017	3,116
15	Krone/Krona Pair	866,852	March 2017	(29,936)
5	LME Aluminum +	193,875	March 2017	(7,963)
3	LME Copper +	414,450	March 2017	9,331
5	LME Lead +	250,438	March 2017	(8,687)
1	LME Nickel +	60,399	March 2017	(7,671)
4	LME Zinc +	256,350	March 2017	28,250
7	Lockheed Martin Corp	175,021	March 2017	(7,641)
1	Long Gilt Future	155,482	March 2017	3,946
1	Low SU Gasoil +	50,475	February 2017	625
11	Mastercard, Inc.	113,630	March 2017	(1,644)
16	Merck & Co., Inc.	94,240	March 2017	(1,265)
15	MetLife, Inc.	80,865	March 2017	(5,015)
16	Microsoft Corp.	99,472	March 2017	924
1	Monsanto Co.	10,526	March 2017	(63)
23	Morgan Stanley	97,221	March 2017	(2,430)
6	National Oilwell Varco, Inc.	22,476	March 2017	(1,442)
1	Natural Gas Future +	37,240	February 2017	(1,340)
3	New Zealand $ Future	207,720	March 2017	(5,865)
9	Norfolk Southern Corp.	97,308	March 2017	(2,118)
2	Palladium Future +	136,650	March 2017	(11,620)
13	PepsiCo, Inc.	136,084	March 2017	3,245
1	Priceline Group, Inc.	146,672	March 2017	(7,220)
11	Proctor & Gamble	92,532	March 2017	(498)
14	QUALCOMM, Inc.	91,322	March 2017	(5,511)
10	Raytheon Co.	142,010	March 2017	(5,602)
9	Russian Ruble Future	362,588	March 2017	6,675
6	Schlumberger Ltd.	50,394	March 2017	(495)
1	Silver Future +	79,945	March 2017	(2,475)
5	Soybean Future +	251,000	March 2017	(3,562)
2	Soybean Meal Future +	63,320	March 2017	(160)
7	Soybean Oil Future +	145,572	March 2017	(7,728)
9	Sugar #11 (WORLD) +	196,661	March 2017	(35,179)
18	Texas Instrument, Inc.	131,400	March 2017	756
9	Union Pacific Corp.	93,357	March 2017	(1,568)
13	United Parcel Service, Inc.	149,097	March 2017	(5,513)
13	UnitedHealth Group, Inc.	208,143	March 2017	75
6	United Technologies Corp.	65,802	March 2017	(225)
31	US Bancorp	159,309	March 2017	(503)
16	USD/CNH PH Future	1,629,214	March 2017	14,423
4	USD/HUF Future	400,181	March 2017	(679)
6	USD/SEK Future	597,969	March 2017	(3,214)
6	Vanguard REIT ETF	49,518	March 2017	(239)

See Notes which are an integral part of the Consolidated Financial Statements.

RATIONAL DYNAMIC MOMENTUM FUND
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2016

Long / (Short)		Underlying Face		Unrealized
Contracts		Amount at Value ($)	Maturity	Gain / (Loss)
	OPEN LONG FUTURES CONTRACTS - (1.1)% (Continued)
17	Visa, Inc.	132,702	March 2017	$(3,211)
5	Walgreens Boot Alliance	41,400	March 2017	(2,380)
2	Walt Disney Co.	20,854	March 2017	(266)
4	Wells Fargo & Co.	22,052	March 2017	(710)
20	Weyerhaeuser Co.	60,200	March 2017	(6,303)
10	White Sugar (ICE) +	262,100	March 2017	(19,450)
	Net Unrealized Loss From Open Long Futures Contracts			$(167,910)

	OPEN SHORT FUTURES CONTRACTS - 0.1%
(29)	90-Day EURO$ Future	(7,114,063)	September 2018	$3,363
(3)	AUD/NZD X-Rate Future	(435,199)	March 2017	2,875
(2)	Australian 10 Year Bond Future	(184,997)	March 2017	(1,304)
(29)	Australian 3 Year Bond Future	(2,340,688)	March 2017	(1,852)
(23)	Bank Accept Future	(4,243,736)	September 2017	(2,920)
(6)	BP Currency Future	(463,425)	March 2017	12,413
(6)	Bristol-Meyers Squibb Co.	(35,082)	March 2017	(1,803)
(1)	British-Swiss	(154,056)	March 2017	3,897
(2)	British GBP/JPY	(308,119)	March 2017	851
(3)	Cattle Feeder Future +	(187,650)	March 2017	2,700
(4)	CHF Currency Future	(493,300)	March 2017	506
(7)	Canadian 10 Year Bond Future	(717,878)	March 2017	(2,075)
(10)	Cocoa Future +	(212,600)	March 2017	33,020
(14)	Cocoa Future (ICE) +	(299,621)	March 2017	15,821
(13)	CVS Health Corp.	(102,635)	March 2017	841
(4)	EUR/AUD Future	(531,562)	March 2017	(6,500)
(4)	EUR/CAD Future	(529,809)	March 2017	(2,016)
(4)	EUR/CHF Future	(527,279)	March 2017	1,471
(3)	EUR/NOK Future	(397,232)	March 2017	(4,222)
(23)	EURO CHF 3MO ICE	(5,698,800)	December 2017	427
(5)	EURO FX Currency Future	(660,875)	March 2017	6,000
(2)	EURO/HUF X-Rate Future	(211,568)	March 2017	3,233
(4)	EURO/JPY Future	(527,286)	March 2017	(1,675)
(11)	Gilead Sciences	(78,782)	March 2017	1,434
(1)	Gold 100 OZ Future +	(115,170)	February 2017	(1,990)
(2)	JPY Yen Currency Future	(214,925)	March 2017	(1,794)
(8)	KC HRW Wheat Future +	(167,400)	March 2017	3,200
(5)	Live Cattle Future +	(232,100)	February 2017	(21,800)
(1)	LME Lead +	(50,088)	March 2017	(344)
(14)	Mexican Peso Future	(335,790)	March 2017	3,920
(37)	Mill Wheat Euro +	(327,816)	March 2017	3,521
(14)	Nike, Inc.	(71,190)	March 2017	1,278
(4)	PLN/USD Future	(478,000)	March 2017	(3,640)
(7)	Red Wheat Future +	(188,300)	March 2017	(6,562)
(1)	Simon Property	(17,775)	March 2017	672
(2)	TRY/EUR Future	(278,802)	March 2017	(8,905)
(2)	TRY/USD Future	(279,510)	March 2017	(2,530)
(9)	US 10YR Note (CBT)	(1,118,531)	March 2017	(125)
(26)	US 2YR Note (CBT)	(5,633,875)	March 2017	(9,093)
(19)	US 5YR Note (CBT)	(2,235,617)	March 2017	(4,500)
(3)	US Long Bond (CBT)	(451,969)	March 2017	(3,312)
(1)	US Ultra Bond (CBT)	(160,250)	March 2017	(1,219)
(3)	USD/ZAR Currency Future	(305,539)	March 2017	2,863
(6)	Wheat Future (CBT) +	(122,400)	March 2017	2,325
	Net Unrealized Gain From Open Short Futures Contracts			$16,450
	Total Unrealized Gain/Loss from Open Futures Contracts			$(151,460)

+	All or a portion of this investment is a holding of the RDMF Fund, Ltd.

See Notes which are an integral part of the Consolidated Financial Statements.

RATIONAL FUNDS
Statements of Assets and Liabilities
December 31, 2016

	Rational	Rational Risk	Rational	Rational	Rational		Rational
	Dividend Capture	Managed Emerging	Real Strategies	Defensive Growth	Strategic Allocation		Dynamic Momentum
	Fund	Markets Fund	Fund	Fund	Fund		Fund
							(Consolidated)
ASSETS:
Investments in Unaffiliated securities, at cost	$79,214,739	$9,269,155	$6,310,367	$17,271,810	$1,223,011		$12,819,660
Investments in Affiliated securities, at cost	—	—	—	—	12,806,923		—
Total Securities at Cost	79,214,739	9,269,155	6,310,367	17,271,810	14,029,934		12,819,660
Investments in Unaffiliated securities, at value	$81,330,174	$9,407,386	$5,800,087	$19,911,242	$1,209,525		$12,819,660
Investments in Affiliated securities, at value	—	—	—	—	13,413,225		—
Total Securities at Value	$81,330,174	$9,407,386	$5,800,087	$19,911,242	$14,622,750		$12,819,660
Cash	19,448	—	—	9,631	—		—
Receivable for securities sold	—	57,955	—	—	—		—
Receivable for Fund shares sold	50,479	50,497	50,572	53,970	50,000		—
Dividends and interest receivable	333,636	23,213	6,996	53,381	449,249		3,303
Foreign Cash ($104,814)	—	104,814	—	—	—		—
Appreciation on Foreign Currency Contracts	—	159,752	—	—	—		—
Due from Advisor	—	45,465	18,464	—	36,266		4,033
Deposits with Broker for futures	—	—	—	—	—		2,739,259
Tax reclaims receivable	—	226,765	—	37,044	—		—
Prepaid expenses and other assets	58,240	34,310	17,784	33,751	5,828		5,106
Total Assets	81,791,977	10,110,157	5,893,903	20,099,019	15,164,093		15,571,361

LIABILITIES:
Options written (premiums received $0, $0, $141,152, $0, $0, $0)	—	—	132,230	—	—		—
Management fees payable	56,911	—	—	1,679	—		—
Net unrealized depreciation from open futures contracts	—	—	—	—	—		151,460
Trustee fees payable	1,497	1,479	1,492	1,504	1,470		1,496
Due to Broker, Foreign Currency, at value (cost $284,053)	—	—	—	—	—		277,776
Payable for securities purchased	—	104,591	—	—	16,475		—
Payable for Fund shares redeemed	65,124	280,124	16,146	10,294	230		—
Depreciation on Foreign Currency Contracts	—	273,348	—	—	—		—
Payable to related parties	5,186	1,050	728	1,623	1,297		806
Shareholder services payable	153,375	17,677	13,390	37,413	38,849		9,537
Accrued 12b-1 fees	15,273	423	178	8,616	6,312		8
Accrued expenses and other liabilities	27,362	24,756	17,628	18,545	16,419		25,110
Total Liabilities	324,728	703,448	181,792	79,674	81,052		466,193

Net Assets	$81,467,249	$9,406,709	$5,712,111	$20,019,345	$15,083,041		$15,105,168

NET ASSETS CONSIST OF:
Paid in capital	$81,472,908	$9,533,126	$22,637,794	$16,673,648	$15,539,586		$15,284,127
Undistributed net investment income (loss)	2,243,417	(43,405)	61,329	10,749	92,280		(90,792)
Accumulated net realized gain (loss) on investments, foreign currency contracts, futures and options written	(4,364,511)	(59,589)	(16,485,654)	704,466	(1,141,641)		(1,823)
Net unrealized appreciation (depreciation) on investments, foreign currency contracts, futures and options written	2,115,435	(23,423)	(501,358)	2,630,482	592,816		(86,344)
Net Assets	$81,467,249	$9,406,709	$5,712,111	$20,019,345	$15,083,041		$15,105,168

Institutional Shares
Net Assets	$47,544,375	$5,231,561	$4,747,391	$3,445,077	$259,970		$15,083,398
Shares of beneficial interest outstanding (a)	5,505,085	914,267	928,069	912,125	27,734		619,976
Net asset value per share	$8.64	$5.72	$5.12	$3.78	$9.37		$24.33

Class A shares
Net Assets	$32,269,025	$4,174,171	$963,659	$16,180,474	$14,822,025		$972
Shares of beneficial interest outstanding (a)	3,739,818	732,586	186,688	5,600,052	1,576,596		40
Net asset value and redemption price per share	$8.63	$5.70	$5.16	$2.89	$9.40		$24.30
Maximum offering price per share (b)	$9.06	$5.98	$5.42	$3.03	$9.87		$25.51

Class C shares
Net Assets	$1,653,849	$977	$1,061	$393,794	$1,046		$20,798
Shares of beneficial interest outstanding (a)	192,063	172	206	145,204	111		856
Net asset value, offering price and redemption price per share (c)	$8.61	$5.68	$5.16 (d)	$2.71	$9.39	(d)	$24.29

(a)	Unlimited number of shares of no par value beneficial interest authorized.

(b)	There is a maximum front-end sales charge (load) of 4.75% imposed on purchases of Class A shares for each Fund, excluding Rational Dynamic Momentum Fund which imposes 5.75%.

(c)	A contingent deferred sales charge (“CDSC”) of 1.00% may be charged on shares held less than 12 months.

(d)	Does not calculate due to rounding.

See Notes which are an integral part of the Financial Statements.

RATIONAL FUNDS
Statements of Operations
For the Year or Period Ended December 31, 2016

	Rational	Rational Risk	Rational	Rational	Rational	Rational
	Dividend Capture	Managed Emerging	Real Strategies	Defensive Growth	Strategic Allocation	Dynamic Momentum
	Fund	Markets Fund	Fund	Fund	Fund	Fund (a)
						(Consolidated)
Investment Income:
Dividend income	$3,801,776	203,219	$114,889	$400,412	$69,907	$—
Interest income	2,522	(1,035)	2,191	674	536	9,762
Dividend income - affiliated companies (Note 3)	—	—	44,963	—	332,236	—
Securities lending - net	3,306	789	1,645	112,672	—	—
Foreign tax withheld	(1,457)	(55,165)	(1,733)	—	—	—
Tax Reclaim Expense (b)	—	(223,242)	—	—	—	—
Total Investment Income	3,806,147	(75,434)	161,955	513,758	402,679	9,762

Operating Expenses:
Investment management fees	654,116	100,880	58,367	181,510	15,712	67,504
12b-1 Fees - Class A Shares	87,111	10,847	2,381	42,347	39,128	1
12b-1 Fees - Class C Shares	19,380	6	5	5,432	5	7
Shareholder Services - Institutional Shares	126,083	14,371	17,073	16,798	201	9,535
Shareholder Services - Class A Shares	87,111	10,847	2,048	42,347	39,128	1
Administration fees	119,847	32,236	17,823	44,172	27,356	5,147
MFund Services fees	63,327	11,792	9,271	21,267	15,539	3,223
CCO fees	6,563	7,380	4,264	4,389	5,196	3,324
Registration fees	42,242	30,041	30,170	47,642	10,618	—
Audit fees	13,341	16,053	13,822	9,391	11,832	12,999
Custody fees	7,259	55,187	4,873	4,694	4,544	1,123
Printing expense	19,083	2,852	2,074	7,684	4,919	4,997
Trustees’ fees	8,221	8,381	15,388	8,325	8,374	2,996
Legal fees	58,044	11,328	10,945	22,545	14,924	12,693
Insurance expense	17,149	4,009	4,123	8,119	5,423	—
Interest expense	2,504	109	55	776	335	—
Miscellaneous expense	2,794	4,913	12,738	4,162	1,789	2,198
Total Operating Expenses	1,334,175	321,232	205,420	471,600	205,023	125,748
Less: Expenses waived/reimbursed by Advisor	(358,384)	(184,174)	(125,307)	(180,941)	(94,726)	(49,241)
Net Operating Expenses	975,791	137,058	80,113	290,659	110,297	76,507

Net Investment Income (Loss)	2,830,356	(212,492)	81,842	223,099	292,382	(66,745)

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from:
Investments	(4,187,141)	1,410,931	(211,762)	2,073,212	(86,812)	—
Affiliated companies	—	—	12,678	—	(1,257,866)	—
Distribution of realized gains by underlying investment companies	—	—	—	—	2,077	—
Distributions of realized gains by underlying Affiliated investment companies	—	—	—	—	843,921	—
Options written	—	—	580,276	—	—	—
Futures	—	—	—	—	—	(208,351)
Foreign currency transactions	—	(442,785)	—	2,814	—	4,959
Net Realized Gain (Loss)	(4,187,141)	968,146	381,192	2,076,026	(498,680)	(203,392)

Net change in unrealized appreciation (depreciation) on:
Investments	6,105,694	(1,047,722)	119,728	(1,456,348)	127,715	—
Affiliated companies	—	—	121,230	—	1,288,724	—
Options written	—	—	8,922	—	—	—
Futures	—	—	—	—	—	(151,460)
Foreign currency translations	—	(84,915)	—	(5,277)	—	6,276
Net Change in Unrealized Appreciation (Depreciation)	6,105,694	(1,132,637)	249,880	(1,461,625)	1,416,439	(145,184)

Net Realized and Unrealized Gain (Loss) on Investments	1,918,553	(164,491)	631,072	614,401	917,759	(348,576)

Net Increase (Decrease) in Net Assets Resulting From Operations	$4,748,909	$(376,983)	$712,914	$837,500	$1,210,141	$(415,321)

(a)	The Rational Dynamic Momentum Fund commenced operations on September 30, 2016.

(b)	Represents Tax Reclaims deemed uncollectible during the year.

See Notes which are an integral part of the Financial Statements.

RATIONAL FUNDS
Statements of Changes in Net Assets

	Rational Dividend Capture Fund		Rational Risk Managed Emerging Markets Fund		Rational Real Strategies Fund

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$2,830,356	$5,351,294	$(212, 492)	$43,928	$81,842	$442,681
Net realized gain (loss) on investments, foreign currency transactions and options	(4,187,141)	8,987,193	968,146	4,698,152	381,192	(2, 422,253)
Net change in unrealized appreciation (depreciation) on investments, foreign currency and options	6,105,694	(19,598,188)	(1, 132,637)	(4, 186,717)	249,880	(270,985)
Net increase (decrease) in net assets resulting from operations	4,748,909	(5,259,701)	(376,983)	555,363	712,914	(2,250,557)

Distributions to Shareholders from:
Net investment income
Institutional Class	(1,497,848)	(3,572,228)	—	(221,355)	(577,528)	(294,587)
Class A	(950,449)	(1,793,365)	—	(148,228)	(117,123)	(43,812)
Class C	(42,493)	(96,312)	—	—	(123)	—
Net realized gains
Institutional Class	(126,654)	(6,390,065)	(640,409)	(1,445,789)	—	—
Class A	(85,917)	(4,069,559)	(478,604)	(1,058,208)	—	—
Class C	(4,420)	(242,641)	(111)	—	—	—
Paid in capital
Institutional Class	—	—	(64,921)	—	—	—
Class A	—	—	(37,642)	—	—	—
Class C	—	—	(7)	—	—	—

Total distributions to shareholders	(2,707,781)	(16,164,170)	(1,221,694)	(2,873,580)	(694,774)	(338,399)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Institutional Class	6,871,847	7,754,112	2,792,999	2,940,494	3,774,656	10,628,392
Class A	3,237,766	4,554,863	1,774,709	3,611,499	193,120	513,202
Class C	336,667	255,610	1,000	—	1,000	—
Reinvestment of distributions
Institutional Class	1,039,675	4,469,092	578,407	1,085,331	522,301	231,235
Class A	892,461	5,123,016	470,194	1,126,444	97,912	39,488
Class C	33,636	265,727	118	—	123	—
Cost of shares redeemed
Institutional Class	(19,180,606)	(73,426,985)	(2,681,735)	(17,915,875)	(5,647,237)	(32,049,885)
Class A	(12,403,856)	(28,792,432)	(1,913,922)	(5, 898,316)	(259,361)	(942,099)
Class C	(1,098,177)	(1,858,331)	—	—	—	—
Capital Contribution
Institutional Class	—	—	—	—	—	60,989
Class A	—	—	—	—	—	9,899
Net increase (decrease) in net assets from share transactions of beneficial interest	(20,270,587)	(81,655,328)	1,021,770	(15,050,423)	(1, 317,486)	(21,508,779)

Total Increase (Decrease) in Net Assets	(18,229,459)	(103,079,199)	(576,907)	(17,368,640)	(1,299,346)	(24,097,735)

Net Assets:
Beginning of year/period	99,696,708	202,775,907	9,983,616	27,352,256	7,011,457	31,109,192
End of period*	$81,467,249	$99,696,708	$9,406,709	$9,983,616	$5,712,111	$7,011,457
Includes undistributed net investment income (loss) at end of year of:	$2,243,417	$(40,944)	$(43,405)	$—	$61,329	$312,987

Share Activity:
Institutional Class
Shares Sold	793,726	793,366	418,492	335,566	727,005	1,631,536
Shares Reinvested	120,448	510,061	99,042	164,444	100,442	42,980
Shares Redeemed	(2,280,057)	(7,631,172)	(414,092)	(1,882,710)	(1, 019,337)	(4,933,477)
Net increase (decrease) in shares of Beneficial interest	(1,365,883)	(6,327,745)	103,442	(1,382,700)	(191,890)	(3,258,961)

Class A
Shares Sold	373,110	462,199	272,218	411,292	35,105	77,273
Shares Reinvested	103,521	583,317	80,789	171,453	18,650	7,286
Shares Redeemed	(1,452,892)	(2,969,332)	(288,744)	(638,798)	(47,469)	(150,168)
Net increase (decrease) in shares of Beneficial interest	(976,261)	(1,923,816)	64,263	(56,053)	6,286	(65,609)

Class C
Shares Sold	38,470	26,123	152	—	182	—
Shares Reinvested	3,908	30,349	20	—	24	—
Shares Redeemed	(128,966)	(193,746)	—	—	—	—
Net increase (decrease) in shares of Beneficial interest	(86,588)	(137,274)	172	—	206	—

See Notes which are an integral part of the Financial Statements.

RATIONAL FUNDS
Statements of Changes in Net Assets (Continued)

					Rational Dynamic
	Rational Defensive Growth Fund		Rational Strategic Allocation Fund		Momentum Fund (a)
					(Consolidated)

	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015	December 31, 2016
Operations:
Net investment income (loss)	$223,099	$502,183	$292,382	$213,479	$(66,745)
Long-term capital gain dividends from investment companies		26,422		2,146,121
Net realized gain (loss) on investments, affiliated companies and futures	2,076,026	77,614,710	(498,680)	(931,840)	(203,392)
Net change in unrealized appreciation (depreciation) on investments, affiliated companies and futures	(1,461,625)	(81,881,649)	1,416,439	(1,745,386)	(145,184)
Net increase (decrease) in net assets resulting from operations	837,500	(3,738,334)	1,210,141	(317,626)	(415,321)

Distributions to Shareholders:
Net investment income
Institutional Class	(39,452)	(244,761)	(3,057)	—	—
Class A	(173,451)	(368,959)	(316,957)	(186,964)	—
Class C	(1,853)	(8,323)	(9)	—	—
Net realized gains
Institutional Class	(846,843)	(22,491,969)	(19,536)	—	—
Class A	(4,627,281)	(21,407,056)	(1,379,546)	(1,944,437)	—
Class C	(127,229)	(841,929)	(98)	—	—

Total distributions to shareholders	(5,816,109)	(45,362,997)	(1,719,203)	(2,131,401)	—

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Institutional Class	783,633	5,437,095	253,444	—	15,498,489
Class A	1,115,072	2,094,914	610,909	1,430,438	1,000
Class C	17,563	62,887	1,000	—	21,000
Reinvestment of distributions Institutional Class	782,223	11,979,899	22,594	—	—
Class A	4,733,911	20,819,069	1,645,210	2,023,696	—
Class C	128,295	830,989	107	—	—
Cost of shares redeemed Institutional Class	(10,655,676)	(132,632,327)	—	—	—
Class A	(6,668,849)	(22,581,388)	(4,001,961)	(4,952,530)	—
Class C	(404,413)	(724,671)	—	—	—
Net increase (decrease) in net assets from share transactions of beneficial interest	(10,168,241)	(114,713,533)	(1,468,697)	(1,498,396)	15,520,489

Total Increase (Decrease) in Net Assets	(15,146,850)	(163,814,864)	(1,977,759)	(3,947,423)	15,105,168

Net Assets:
Beginning of year/period	35,166,195	198,981,059	17,060,800	21,008,223	—
End of year/period*	$20,019,345	$35,166,195	$15,083,041	$17,060,800	$15,105,168
Includes undistributed net investment income (loss) at end of year/period of:	$10,749	$—	$92,280	$119,977	$(90,792)

Share Activity:
Institutional Class
Shares Sold	167,578	302,656	25,350	—	619,976
Shares Reinvested	204,236	2,366,203	2,384	—	—
Shares Redeemed	(2,331,440)	(7,162,765)	—	—	—
Net increase (decrease) in shares of Beneficial interest	(1,959,626)	(4,493,906)	27,734	—	619,976

Class A
Shares Sold	331,437	157,162	62,088	125,398	40
Shares Reinvested	1,615,669	4,987,319	172,682	205,237	—
Shares Redeemed	(1,771,112)	(1,962,664)	(402,603)	(436,219)	—
Net increase (decrease) in shares of Beneficial interest	175,994	3,181,817	(167,833)	(105,584)	40

Class C
Shares Sold	4,709	3,281	100	—	856
Shares Reinvested	46,653	209,461	11	—	—
Shares Redeemed	(113,756)	(83,369)	—	—	—
Net increase (decrease) in shares of Beneficial interest	(62,394)	129,373	111	—	856

(a)	The Rational Dynamic Momentum Fund commenced operations on September 30, 2016.

See Notes which are an integral part of the Financial Statements.

Rational Real Strategies Fund
Statement of Cash Flows
For the Year or Period Ended December 31, 2016

Cash flows from operating activities:
Net increase in net assets resulting from operations	$712,914
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchase of investment securities	(15,993,459)
Purchase of short term investments, net	749,803
Proceeds from sales of investment securities	16,008,804
Premium from Call Options Written	1,311,547
Net realized gain from investments	(381,192)
Realized Capital gains on underlying investment companies	8,192
Net change in unrealized appreciation (depreciation) from investments	(249,880)

Changes in assets and liabilities
(Increase)/Decrease in assets:
Due from Adviser	82,232
Interest Receivable	(3,046)
Prepaid Expenses and Other Assets	(10,643)
Increase/(Decrease) in liabilities:
Payable for return of collateral	(171,255)
Payable to Affiliates	(3,194)
Trustee fees payable	1,479
accrued 12b-1 fees	(44)
Shareholder services fees payable	11,809
Accrued expenses and other liabilities	(1,661)
Net cash from operating activities	2,072,406

Cash flows used in financing activities:
Proceeds from shares sold	3,924,080
Payment on shares redeemed	(5,923,721)
Cash distributions paid	(74,438)
Net cash used in financing activities	(2,074,079)

Net decrease in cash	(1,673)
Cash at beginning of year	1,673
Cash at end of year	$(0)

Supplemental disclosure of non-cash activity:
Non-cash financing activities not including herein consists of reinvestment of dividends	$620,336

See Notes which are an integral part of the Financial Statements.

RATIONAL FUNDS
Rational Dividend Capture Fund
Financial Highlights

For a Share Outstanding Throughout Each Year

Institutional Class
For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
December 31,	December 31,	December 31,	December 31,	December 31,
2016	2015	2014	2013	2012

Net asset value, beginning of year	$8.41	$10.01	$10.74	$9.49	$8.91

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.29	(A)	0.36	0.39	0.36	0.33
Net realized and unrealized gain (loss) on investments	0.22	(0.67)	0.64	1.60	0.63
Total from investment operations	0.51	(0.31)	1.03	1.96	0.96

LESS DISTRIBUTIONS:
From net investment income	(0.26)	(0.35)	(0.41)	(0.32)	(0.38)
From net realized gains on investments	(0.02)	(0.94)	(1.35)	(0.39)	—
Total distributions	(0.28)	(1.29)	(1.76)	(0.71)	(0.38)

Net asset value, end of year	$8.64	$8.41	$10.01	$10.74	$9.49

Total return (B)	6.15%	(3.25)%	9.59%	21.14%	10.87%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$47,544	$57,752	$132,177	$278,917	$145,946
Ratios to average net assets
Expenses, before waiver and reimbursement	1.42%	1.47%	1.38%	1.33%	1.36%
Expenses, net waiver and reimbursement	1.00%	0.89%	0.88%	0.89%	1.21%
Net investment income	3.37%	3.37%	3.22%	3.59%	3.55%
Portfolio turnover rate	159%	92%	92%	130%	109%

Class A
For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
December 31,	December 31,	December 31,	December 31,	December 31,
2016	2015	2014	2013	2012

Net asset value, beginning of year	$8.40	$10.01	$10.73	$9.49	$8.90

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.27	(A)	0.31	0.34	0.34	0.30
Net realized and unrealized gain (loss) on investments	0.22	(0.66)	0.67	1.59	0.65
Total from investment operations	0.49	(0.35)	1.01	1.93	0.95

LESS DISTRIBUTIONS:
From net investment income	(0.24)	(0.32)	(0.38)	(0.30)	(0.36)
From net realized gains on investments	(0.02)	(0.94)	(1.35)	(0.39)	—
Total distributions	(0.26)	(1.26)	(1.73)	(0.69)	(0.36)

Net asset value, end of year	$8.63	$8.40	$10.01	$10.73	$9.49

Total return (B)	5.89%	(3.60)%	9.45%	20.74%	10.72%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$32,269	$39,610	$66,445	$71,258	$46,343
Ratios to average net assets
Expenses, before waiver and reimbursement	1.67%	1.72%	1.63%	1.58%	1.61%
Expenses, net waiver and reimbursement	1.25%	1.14%	1.13%	1.14%	1.46%
Net investment income	3.12%	3.14%	3.01%	3.32%	3.37%
Portfolio turnover rate	159%	92%	92%	130%	109%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

See Notes which are an integral part of the Financial Statements.

RATIONAL FUNDS
Rational Dividend Capture Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout the Period

Class C
For the	For the	For the
Year Ended	Year Ended	Period Ended
December 31,	December 31,	December 31,
2016	2015	2014(A)

Net asset value, beginning of year/period	$8.38	$9.99	$10.67

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.22	(B)	0.27	0.32
Net realized and unrealized gain (loss) on investments	0.22	(0.66)	0.70
Total from investment operations	0.44	(0.39)	1.02

LESS DISTRIBUTIONS:
From net investment income	(0.19)	(0.28)	(0.35)
From net realized gains on investments	(0.02)	(0.94)	(1.35)
Total distributions	(0.21)	(1.22)	(1.70)

Net asset value, end of period	$8.61	$8.38	$9.99

Total return (C)	5.34%	(4.08)%	9.54	% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$1,654	$2,335	$4,154
Ratios to average net assets
Expenses, before waiver and reimbursement	2.17%	2.22%	2.16	% (E)
Expenses, net waiver and reimbursement	1.75%	1.64%	1.63	% (E)
Net investment income	2.61%	2.64%	2.69	% (E)
Portfolio turnover rate	159%	92%	92	% (D)

(A)	The Rational Dividend Capture Fund Class C shares commenced operations on January 3, 2014.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not Annualized.

(E)	Annualized.

See Notes which are an integral part of the Financial Statements.

RATIONAL FUNDS
Rational Risk Managed Emerging Markets Fund
Financial Highlights

For a Share Outstanding Throughout Each Year

	Institutional Class
	For the		For the	For the	For the	For the
	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	December 31,		December 31,	December 31,	December 31,	December 31,
	2016		2015	2014	2013	2012

Net asset value, beginning of year	$6.76		$9.38	$10.74	$10.33	$9.36

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.14	) (A)	0.03	(0.03)	0.04	0.04
Net realized and unrealized gain (loss) on investments	(0.10)		(0.15)	0.16	0.58	0.97
Total from investment operations	(0.24)		(0.12)	0.13	0.62	1.01

LESS DISTRIBUTIONS:
From net investment income	—		(0.33)	—	(0.21)	(0.04)
From net realized gains on investments	(0.73)		(2.17)	(1.49)	—	—
From paid in capital	(0.07)		—	—	—	—
Total distributions	(0.80)		(2.50)	(1.49)	(0.21)	(0.04)

Net asset value, end of year	$5.72		$6.76	$9.38	$10.74	$10.33

Total return (B)	(3.66)%		(0.60)%	1.31%	6.08%	10.82%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$5,232		$5,483	$20,578	$27,015	$38,696
Ratios to average net assets
Expenses, before waiver and reimbursement (C)	3.10%		2.52%	2.22%	2.01%	1.90%
Expenses, net waiver and reimbursement (C)	1.25%		0.90%	1.63%	1.87%	1.90%
Net investment income (loss) (C,D)	(2.07)%		0.32%	(0.29)%	0.40%	0.40%
Portfolio turnover rate	361%		86%	88%	156%	97%

	Class A
	For the		For the	For the	For the	For the
	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	December 31,		December 31,	December 31,	December 31,	December 31,
	2016		2015	2014	2013	2012

Net asset value, beginning of year	$6.73		$9.35	$10.73	$10.32	$9.36

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.14	) (A)	0.02	(0.02)	0.01	0.01
Net realized and unrealized gain (loss) on investments	(0.10)		(0.17)	0.13	0.59	0.97
Total from investment operations	(0.24)		(0.15)	0.11	0.60	0.98

LESS DISTRIBUTIONS:
From net investment income	—		(0.30)	—	(0.19)	(0.02)
From net realized gains on investments	(0.73)		(2.17)	(1.49)	—	—
From paid in capital	(0.06)		—	—	—	—
Total distributions	(0.79)		(2.47)	(1.49)	(0.19)	(0.02)

Net asset value, end of year	$5.70		$6.73	$9.35	$10.73	$10.32

Total return (B)	(3.77)%		(0.91)%	1.13%	5.87%	10.43%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$4,174		$4,501	$6,774	$429	$416
Ratios to average net assets
Expenses, before waiver and reimbursement (C)	3.35%		2.77%	2.47%	2.26%	2.15%
Expenses, net waiver and reimbursement (C)	1.50%		1.15%	1.88%	2.12%	2.15%
Net investment income (loss) (C,D)	(2.15)%		0.19%	(0.15)%	0.06%	0.09%
Portfolio turnover rate	361%		86%	88%	156%	97%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(C)	Does not include expenses of the underlying investment companies in which the Fund invests.

(D)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See Notes which are an integral part of the Financial Statements.

RATIONAL FUNDS
Rational Risk Managed Emerging Markets Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout the Period

	Class C (A)
	For the
	Period Ended
	December 31,
	2016

Net asset value, beginning of period	$6.60

INCOME FROM INVESTMENT OPERATIONS:
Net investment (loss) (B)	(0.15)
Net realized and unrealized gain on investments	0.01	(H)
Total from investment operations	(0.14)

LESS DISTRIBUTIONS:
From net investment income	—
From net realized gains on investments	(0.73)
From paid in capital	(0.05)
Total distributions	(0.78)

Net asset value, end of period	$5.68

Total return (C)	(2.36	)% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$1
Ratios to average net assets
Expenses, before waiver and reimbursement (F)	4.10	% (E)
Expenses, net waiver and reimbursement (F)	2.25	% (E)
Net investment (loss) (F,G)	(3.72	)% (E)
Portfolio turnover rate	361	% (D)

(A)	The Rational Risk Managed Emerging Markets Fund Class C shares commenced operations on May 31, 2016.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not annualized.

(E)	Annualized.

(F)	Does not include expenses of the underlying investment companies in which the Fund invests.

(G)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(H)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized loss in the Statement of Operations for the period ended December 31, 2016, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

See Notes which are an integral part of the Financial Statements.

RATIONAL FUNDS
Rational Real Strategies Fund
Financial Highlights

For a Share Outstanding Throughout Each Year

	Institutional Class
	For the		For the		For the	For the	For the
	Year Ended		Year Ended		Year Ended	Year Ended	Year Ended
	December 31,		December 31,		December 31,	December 31,	December 31,
	2016		2015		2014	2013	2012

Net asset value, beginning of year	$5.39		$6.73		$8.05	$7.42	$7.15

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.06	(A)	0.19		0.13	0.15	0.11
Net realized and unrealized gain (loss) on investments	0.37		(1.32)		(1.35)	0.55	0.26
Total from investment operations	0.43		(1.13)		(1.22)	0.70	0.37

LESS DISTRIBUTIONS:
From net investment income	(0.70)		(0.26)		(0.10)	(0.07)	(0.10)
Total distributions	(0.70)		(0.26)		(0.10)	(0.07)	(0.10)

From capital contributions from Advisor	—		0.05		—	—	—

Net asset value, end of year	$5.12		$5.39		$6.73	$8.05	$7.42

Total return (B)	7.82	% (D)	(16.05	)% (C)	(15.03)%	9.49%	5.20%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$4,747		$6,032		$29,453	$89,571	$96,292
Ratios to average net assets
Expenses, before wavier and reimbursement	2.61%		2.49%		1.52%	1.36%	1.35%
Expenses, net waiver and reimbursement	1.00%		1.07%		1.04%	1.34%	1.35%
Net investment income	1.07%		2.99%		1.53%	1.93%	1.54%
Portfolio turnover rate	246%		13%		31%	43%	30%

	Class A
	For the		For the		For the	For the	For the
	Year Ended		Year Ended		Year Ended	Year Ended	Year Ended
	December 31,		December 31,		December 31,	December 31,	December 31,
	2016		2015		2014	2013	2012

Net asset value, beginning of year	$5.43		$6.73		$8.05	$7.43	$7.16

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.05	(A)	0.19		0.10	0.13	0.09
Net realized and unrealized gain (loss) on investments	0.37		(1.30)		(1.33)	0.54	0.26
Total from investment operations	0.42		(1.11)		(1.23)	0.67	0.35

LESS DISTRIBUTIONS:
From net investment income	(0.69)		(0.24)		(0.09)	(0.05)	(0.08)
Total distributions	(0.69)		(0.24)		(0.09)	(0.05)	(0.08)

From capital contributions from Advisor	—		0.05		—	—	—

Net asset value, end of year	$5.16		$5.43		$6.73	$8.05	$7.43

Total return (B)	7.48	% (D)	(15.75	)% (C)	(15.23)%	9.09%	4.96%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$964		$979		$1,656	$2,366	$2,173
Ratios to average net assets
Expenses, before wavier and reimbursement	2.86%		2.74%		1.77%	1.61%	1.60%
Expenses, net waiver and reimbursement	1.25%		1.32%		1.29%	1.59%	1.60%
Net investment income	0.92%		3.10%		1.21%	1.68%	1.30%
Portfolio turnover rate	246%		13%		31%	43%	30%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(C)	Includes the impact of a contribution from the Advisor. Without such contribution, the returns would have been (16.98)% for Institutional Shares and (16.68)% for Class A Shares.

(D)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See Notes which are an integral part of the Financial Statements.

RATIONAL FUNDS
Rational Real Strategies Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Period

	Class C (A)
	For the
	Period Ended
	December 31,
	2016

Net asset value, beginning of period	$5.49

LOSS FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.00	(F)
Net realized and unrealized gain on investments	0.35
Total from investment operations	0.35

LESS DISTRIBUTIONS:
From net investment income	(0.68)
Total distributions	(0.68)

Net asset value, end of period	$5.16

Total return (C,D)	6.13	% (G)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$1
Ratios to average net assets
Expenses, before waiver and reimbursement (E)	3.61%
Expenses, net waiver and reimbursement (E)	2.00%
Net investment Income (E)	(0.14)%
Portfolio turnover rate (D)	246%

(A)	The Rational Real Strategies Fund Class C shares commenced operations on May 31, 2016.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not annualized.

(E)	Annualized.

(F)	Amount is less than $0.005.

(G)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See Notes which are an integral part of the Financial Statements.

RATIONAL FUNDS
Rational Defensive Growth Fund
Financial Highlights

For a Share Outstanding Throughout Each Year

Institutional Class
For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
December 31,	December 31,	December 31,	December 31,	December 31,
2016	2015	2014	2013	2012

Net asset value, beginning of year	$4.69	$20.75	$28.75	$23.44	$19.53

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.05	(A)	0.09	0.09	(0.01)	0.09
Net realized and unrealized gain (loss) on investments	0.31	(0.81)	(0.58)	6.60	4.60
Total from investment operations	0.36	(0.72)	(0.49)	6.59	4.69

LESS DISTRIBUTIONS:
From net investment income	(0.06)	(0.08)	(0.02)	(0.01)	(0.04)
From net realized gains on investments	(1.21)	(15.26)	(7.49)	(1.27)	(0.74)
Total distributions	(1.27)	(15.34)	(7.51)	(1.28)	(0.78)

Net asset value, end of year	$3.78	$4.69	$20.75	$28.75	$23.44

Total return (B)	7.21%	(7.82)%	(1.41)%	28.38%	24.11%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$3,445	$13,456	$152,846	$339,983	$192,757
Ratios to average net assets
Expenses, before waiver and reimbursement	1.76%	1.56%	1.37%	1.33%	1.35%
Expenses, net waiver and reimbursement	1.00%	1.06%	1.03%	1.30%	1.35%
Net investment income (loss)	1.17%	0.46%	0.23%	0.05%	0.41%
Portfolio turnover rate	178%	35%	12%	22%	11%

Class A
For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
December 31,	December 31,	December 31,	December 31,	December 31,
2016	2015	2014	2013	2012

Net asset value, beginning of year	$3.86	$19.89	$27.92	$22.84	$19.06

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.03	(A)	0.07	0.01	(0.07)	0.04
Net realized and unrealized gain (loss) on investments	0.26	(0.77)	(0.55)	6.42	4.48
Total from investment operations	0.29	(0.70)	(0.54)	6.35	4.52

LESS DISTRIBUTIONS:
From net investment income	(0.05)	(0.07)	—	—	—
From net realized gains on investments	(1.21)	(15.26)	(7.49)	(1.27)	(0.74)
Total distributions	(1.26)	(15.33)	(7.49)	(1.27)	(0.74)

Net asset value, end of year	$2.89	$3.86	$19.89	$27.92	$22.84

Total return (B)	6.91%	(8.21)%	(1.62)%	28.09%	23.82%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$16,180	$20,944	$44,589	$74,132	$28,485
Ratios to average net assets
Expenses, before waiver and reimbursement	2.01%	1.81%	1.62%	1.58%	1.60%
Expenses, net waiver and reimbursement	1.25%	1.31%	1.28%	1.55%	1.60%
Net investment income (loss)	0.86%	0.52%	0.01%	(0.27)%	0.17%
Portfolio turnover rate	178%	35%	12%	22%	11%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges.

See Notes which are an integral part of the Financial Statements.

RATIONAL FUNDS
Rational Defensive Growth Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Period

Class C (A)
For the	For the	For the
Year Ended	Year Ended	Period Ended
December 31,	December 31,	December 31,
2016	2015	2014

Net asset value, beginning of period
$3.69	$19.75	$27.60
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.01	(B)	0.00	(F)	(0.07)
Net realized and unrealized gain (loss) on investments	0.24	(0.76)	(0.29)
Total from investment operations	0.25	(0.76)	(0.36)

LESS DISTRIBUTIONS:
From net investment income	(0.02)	(0.04)	—
From net realized gains on investments	(1.21)	(15.26)	(7.49)
Total distributions	(1.23)	(15.30)	(7.49)

Net asset value, end of period	$2.71	$3.69	$19.75

Total return (C)	6.19%	(8.56)%	(1.00	)% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$394	$766	$1,545
Ratios to average net assets
Expenses, before waiver and reimbursement	2.51%	2.31%	2.15	% (E)
Expenses, net waiver and reimbursement	1.75%	1.81%	1.79	% (E)
Net investment income (loss)	0.28%	0.04%	—	(E)
Portfolio turnover rate	178%	35%	12	% (D)

(A)	The Rational Defensive Growth Fund Class C shares commenced operations on January 3, 2014.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges.

(D)	Not annualized.

(E)	Annualized.

(F)	Amount is less than $0.005.

See Notes which are an integral part of the Financial Statements.

RATIONAL FUNDS
Rational Strategic Allocation Fund
Financial Highlights

For a Share Outstanding Throughout Each Period

Institutional Class (A)
For the
Period Ended
December 31,
2016

Net asset value, beginning of period	$9.99

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.43
Net realized and unrealized gain on investments	0.09	(H)
Total from investment operations	0.52

LESS DISTRIBUTIONS:
From net investment income	(0.17)
From net realized gains on investments	(0.97)
Total distributions	(1.14)

Net asset value, end of period	$9.37

Total return (C,D)	5.11%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$260
Ratios to average net assets
Expenses, before waiver and reimbursement (E,F)	1.36%
Expenses, net waiver and reimbursement (E,F)	0.45%
Net investment income (E,F,G)	6.98%
Portfolio turnover rate (D)	27%

Class A
For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
December 31,	December 31,	December 31,	December 31,	December 31,
2016	2015	2014	2013	2012

Net asset value, beginning of year	$9.78	$11.36	$11.77	$10.99	$11.33

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.18	(B)	0.14	0.17	0.09	0.12
Net realized and unrealized gain (loss) on investments	0.62	(0.34)	0.07	1.34	0.75
Total from investment operations	0.80	(0.20)	0.24	1.43	0.87

LESS DISTRIBUTIONS:
From net investment income	(0.21)	(0.12)	(0.24)	(0.24)	(0.12)
From net realized gains on investments	(0.97)	(1.26)	(0.41)	(0.41)	(1.09)
Total distributions	(1.18)	(1.38)	(0.65)	(0.65)	(1.21)

Net asset value, end of year	$9.40	$9.78	$11.36	$11.77	$10.99

Total return (C)	8.16%	(1.87)%	2.05%	13.14%	7.79%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$14,822	$17,061	$21,008	$21,065	$18,192
Ratios to average net assets
Expenses, before waiver and reimbursement (F)	1.30%	1.04%	0.96%	0.93%	0.89%
Expenses, net waiver and reimbursement (F)	0.70%	0.70%	0.73%	0.74%	0.68%
Net Investment income (F,G)	1.82%	1.10%	1.38%	0.72%	0.98%
Portfolio turnover rate	27%	44%	52%	44%	74%

(A)	The Rational Strategic Allocation Fund Institutional Class shares commenced operations on May 31, 2016.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not annualized.

(E)	Annualized.

(F)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(G)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(H)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized loss in the Statement of Operations for the period ended December 31, 2016, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

See Notes which are an integral part of the Financial Statements.

RATIONAL FUNDS
Rational Strategic Allocation Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Period

Class C (A)
For the
Period Ended
December 31,
2016

Net asset value, beginning of period	$9.99

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.24
Net realized and unrealized gain on investments	0.22	(H)
Total from investment operations	0.46

LESS DISTRIBUTIONS:
From net investment income	(0.09)
From net realized gains on investments	(0.97)
Total distributions	(1.06)

Net asset value, end of period	$9.39

Total return (C,D)	4.56%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$1
Ratios to average net assets (including interest expense)
Expenses, before waiver and reimbursement (E,F)	1.89%
Expenses, net waiver and reimbursement (E,F)	1.45%
Net investment income (E,F,G)	3.92%
Portfolio turnover rate (D)	27%

(A)	The Rational Strategic Allocation Fund Class C shares commenced operations on May 31, 2016.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not annualized.

(E)	Annualized.

(F)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(G)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(H)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized loss in the Statement of Operations for the period ended December 31, 2016, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

See Notes which are an integral part of the Financial Statements.

RATIONAL FUNDS
Rational Dynamic Momentum Fund
Financial Highlights (Consolidated)

For a Share Outstanding Throughout the Period

Institutional Class (A)
For the
Period Ended
December 31,
2016

Net asset value, beginning of period	$25.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment(loss) (B)	(0.12)
Net realized and unrealized (loss) on investments	(0.55)
Total from investment operations	(0.67)

Net asset value, end of period	$24.33

Total return (C,D)	(2.68)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$15,083
Ratios to average net assets
Expenses, before waiver and reimbursement (E)	3.27%
Expenses, net waiver and reimbursement (E)	1.99%
Net investment (loss) (E)	(1.74)%
Portfolio turnover rate (D)	0%

Class A (A)
For the
Period Ended
December 31,
2016

Net asset value, beginning of period	$25.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment (loss) (B)	(0.13)
Net realized and unrealized (loss) on investments	(0.57)
Total from investment operations	(0.70)

Net asset value, end of period	$24.30

Total return (C,D)	(2.80)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$1
Ratios to average net assets
Expenses, before waiver and reimbursement (E)	3.52%
Expenses, net waiver and reimbursement (E)	2.24%
Net investment (loss) (E)	(2.09)%
Portfolio turnover rate (D)	0%

(A)	The Rational Dynamic Momentum Fund Institutional Class and Class A shares commenced operations on September 30, 2016.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not annualized.

(E)	Annualized.

See Notes which are an integral part of the Financial Statements.

RATIONAL FUNDS
Rational Dynamic Momentum Fund (Continued)
Financial Highlights (Consolidated)

For a Share Outstanding Throughout the Period

Class C (A)
For the
Period Ended
December 31,
2016

Net asset value, beginning of period	$25.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment (loss) (B)	(0.17)
Net realized and unrealized (loss) on investments	(0.54)
Total from investment operations	(0.71)

Net asset value, end of period	$24.29

Total return (C,D)	(2.84)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$21
Ratios to average net assets
Expenses, before waiver and reimbursement (E)	4.27%
Expenses, net waiver and reimbursement (E)	2.99%
Net investment (loss) (E)	(2.69)%
Portfolio turnover rate (D)	0%

(A)	The Rational Dynamic Momentum Fund Class C shares commenced operations on September 30, 2016.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not annualized.

(E)	Annualized.

See Notes which are an integral part of the Financial Statements.

RATIONAL FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
December 31, 2016	ANNUAL REPORT

(1)	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Mutual Fund and Variable Insurance Trust (the “Trust”) was organized as a Delaware statutory trust on June 23, 2006. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of December 31, 2016, the Trust operated 8 separate series, or mutual funds, each with its own investment objective and strategy. The Trust was renamed effective February 22, 2016; it was formerly the Huntington Funds. This report contains financial statements and financial highlights of the funds listed below (individually referred to as a “Fund”, or collectively as the “Funds”):

●	Rational Dividend Capture Fund, (“Dividend Capture Fund”)

●	Rational Risk Managed Emerging Markets Fund, (“Emerging Markets Fund”)

●	Rational Real Strategies Fund, (“Real Strategies Fund”)

●	Rational Defensive Growth Fund, (“Defensive Growth Fund”)

●	Rational Strategic Allocation Fund, (“Strategic Allocation Fund”)

●	Rational Dynamic Momentum Fund, (“Dynamic Momentum Fund”)

The Funds are registered as diversified, except Dynamic Momentum, which is non-diversified.

Currently, all Funds offer Class A, Class C and Institutional Class shares. The Class C shares for the Emerging Markets Fund, Real Strategies Fund and Strategic Allocation Fund commenced operations on May 31, 2016. The Strategic Allocation Fund Institutional Class shares commenced operations on May 31, 2016. Each class of shares for each Fund has identical rights and privileges except with respect to distribution (12b-1) and service fees, voting rights on matters affecting a single class of shares, exchange privileges of each class of shares and sales charges. The price at which the Funds will offer or redeem shares is the net asset value (“NAV”) per share next determined after the order is considered received, subject to any applicable front end or contingent deferred sales charges. Class A shares have a maximum sales charge on purchases of 5.75% for the Dynamic Momentum Fund and 4.75% for all other Funds as a percentage of the original purchase price. Class C shares have a contingent deferred sales charge of 1.00% on shares sold within one year of purchase. The prospectus provides a description of each Fund’s investment objectives, policies and strategies along with information on the classes of shares currently being offered.

Rational Dynamic Momentum Fund was organized originally as a limited liability company, the Chesapeake Fund LLC, on February 28, 1994. Effective as of the close of business on September 30, 2016, all of the assets, subject to liabilities of Chesapeake Fund LLC, were transferred to the Dynamic Momentum Fund in exchange for Institutional Class shares of the Dynamic Momentum Fund. The net asset value of the Dynamic Momentum Fund’s shares on the close of business September 30, 2016, after the reorganization, was $25.00 for Institutional Class shares and received in-kind capital contributions of cash valued at $15,163,528 in exchange for 606,541 Institutional Class shares. Class A shares and Class C shares commenced operations on September 30, 2016.

Under the Trust’s organizational documents, its officers and Board of Trustees (“Trustees”) are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Trust may enter into contracts with vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects that risk of loss to be remote.

(2)	SIGNIFICANT ACCOUNTING POLICIES

Each Fund is an investment company and each follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

RATIONAL FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2016	ANNUAL REPORT

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.	Investment Valuations

In computing the NAV of the Funds, fair value is based on market valuations with respect to portfolio securities for which market quotations are readily available. Pursuant to Trustee-approved policies, the Trust relies on certain security pricing services to provide the current market value of securities. Those security pricing services value equity securities (including foreign equity securities, exchange-traded funds and closed-end funds) traded on a securities exchange at the last reported sales price on the principal exchange. Equity securities quoted by NASDAQ are valued at the NASDAQ official closing price. If there is no reported sale on the principal exchange, and in the case of over-the counter securities, equity securities are valued at a bid price estimated by the security pricing service. Option contracts are generally valued at the close. If the close price is outside the bid and the ask price; the quote closest to the close is used. When there is no trading volume the mean of the bid and ask is used. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the foreign exchange rate in effect as of the close of the NYSE. Forward currency exchange contracts are valued daily at the forward foreign exchange rate in effect as of the close of the NYSE. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies. Futures, which are traded on an exchange, are valued at the settlement price determined by the exchange. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

Securities for which market quotations are not readily available are valued at fair value under Trust procedures approved by the Trustees. In these cases, a Pricing Committee, established and appointed by the Trustees, determines in good faith, subject to Trust procedures, the fair value of portfolio securities held by a Fund (“good faith fair valuation”). When a good faith fair valuation of a security is required, consideration is generally given to a number of factors including, but not limited to the following: dealer quotes, published analyses by dealers or analysts regarding the security, transactions which provide implicit valuation of the security (such as a merger or tender offer transaction), the value of other securities or contracts which derive their value from the security at issue, and the implications of any other circumstances which have caused trading in the security to halt. With respect to certain categories of securities, the procedures utilized by the Pricing Committee detail specific valuation methodologies to be applied in lieu of considering the aforementioned list of factors.

Fair valuation procedures are also used when a significant event affecting the value of a portfolio security is determined to have occurred between the time when the price of the portfolio security is determined and the close of trading on the NYSE, which is when each Fund’s NAV is computed. An event is considered significant if there is both an affirmative expectation that the security’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Significant events include significant securities’ market movements occurring between the time the price of the portfolio security is determined and the close of trading on the NYSE. For securities normally priced at their last sale price in a foreign market, such events can occur between the close of trading in the foreign market and the close of trading on the NYSE.

In some cases, events affecting the issuer of a portfolio security may be considered significant events. Examples of potentially significant events include announcements concerning earnings, acquisitions, new products, management changes, litigation developments, a strike or natural disaster affecting the company’s operations or regulatory changes or market developments affecting the issuer’s industry occurring between the time when the price of the portfolio security is determined and the close of trading on the NYSE. For securities of foreign issuers, such events could also include political or other developments affecting the economy or markets in which the issuer conducts its operations or its securities are traded.

There can be no assurance that a Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV. In the case of good faith fair valued portfolio securities, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a portfolio security’s present value. Good faith fair valuations generally remain unchanged until new information becomes available. Consequently, changes in

RATIONAL FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2016	ANNUAL REPORT

good faith fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations.

The Trust calculates the NAV for each of the Funds by valuing securities held based on fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds’ investments are summarized in the three broad levels listed below:

●	Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date.

●	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

●	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

The Trustees have authorized the use of an independent fair valuation service. If the movement in a designated U.S. market index, after foreign markets close, is greater than predetermined levels, the Funds may use a systematic valuation model provided from that independent third party to fair value its international equity securities.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of December 31, 2016, for each Fund’s assets and liabilities measured at fair value:

Dividend Capture Fund

Assets*	Level 1	Level 2	Level 3	Total
Common Stock	$61,163,628	$—	$—	$61,163,628
Preferred Stock	18,519,623	—	—	18,519,623
Short-Term Investments	1,646,923	—	—	1,646,923
Total Assets	$81,330,174	$—	$—	$81,330,174

Emerging Markets Fund

Assets*	Level 1	Level 2	Level 3	Total
Common Stock	$8,870,564	$—	$—	$8,870,564
Exchange Traded Fund	259,074	—	—	259,074
Short-Term Investments	277,748	—	—	277,748
Total Assets	$9,407,386	$—	$—	$9,407,386
Liabilities*
Derivatives
Forward Contracts	$(113,596)	$—	$—	$(113,596)
Total Liabilities	$(113,596)	$—	$—	$(113,596)

RATIONAL FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2016	ANNUAL REPORT

Real Strategies Fund

Assets*	Level 1	Level 2	Level 3	Total
Common Stock	$4,009,031	$—	$—	$4,009,031
Real Estate Investments	—	—	1,228,001	1,228,001
Short-Term Investments	563,055	—	—	563,055
Total Assets	$4,572,086	$—	$1,228,001	$5,800,087
Liabilities*
Call Options Written	$132,230	$—	$—	$132,230
Total Liabilities	$132,230	$—	$—	$132,230

Defensive Growth Fund

Assets*	Level 1	Level 2	Level 3	Total
Common Stock	$18,762,042	$—	$—	$18,762,042
Short-Term Investments	1,149,200	—	—	1,149,200
Total Assets	$19,911,242	$—	$—	$19,911,242

Strategic Allocation Fund

Assets*	Level 1	Level 2	Level 3	Total
Mutual Funds	$10,126,574	$—	$—	$10,126,574
Exchange Traded Funds	4,154,001	—	—	4,154,001
Short-Term Investments	342,175	—	—	342,175
Total Assets	$14,622,750	$—	$—	$14,622,750

Dynamic Momentum Fund

Assets*	Level 1	Level 2	Level 3	Total
Short-Term Investments	$12,819,660	$—	$—	$12,819,660
Total Assets	$12,819,660	$—	$—	$12,819,660
Liabilities*
Derivatives
Long Futures Contracts	$(167,910)	$—	$—	$(167,910)
Short Futures Contracts	16,450	—	—	16,450
Total Liabilities	$(151,460)	$—	$—	$(151,460)

*	Refer to the Portfolios of Investments for industry classifications.

For the year or period ended December 31, 2016, there were no transfers into or out of Level 1 and Level 2. The Trust recognizes significant transfers between fair value hierarchy levels at the reporting period end.

The following is a summary of the inputs used to value the Real Strategies Fund’s Level 3 investments as of December 31, 2016:

	Fair Value
Type of Assets	at 12/31/2016	Valuation Techniques	Unobservable Inputs
Real Estate Investments	$1,228,001	Independent Valuation	Discounted Cash Flow Model

As noted previously, the Real Strategies Fund’s investments in real estate investments are valued by using the results of an independent valuation appraisal. The independent valuation agent will utilize either an income approach, a sales comparison approach, or a combination thereof to arrive at the valuation. The significant unobservable inputs used in the income approach include the net cash flow from each underlying property and the related discount and market cap rates. An increase in the cash flows and/or market cap rates or decreases in the discount rate used would increase the value of

RATIONAL FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2016	ANNUAL REPORT

the real estate. A decrease in the cash flows and/or market cap rate or increases in the discount rate used would decrease the value of the real estate. The significant unobservable inputs used in the sales comparison approach include measurable units of comparison (such as price per acre, price per unit, price per square foot, or gross rent multiplier), as adjusted for each comparable property’s location, physical condition or other economic characteristics.

Following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Real Estate
Real Strategies Fund	Investments
Balance as of December 31, 2015	$1,519,093
Transfers into Level 3	—
Transfers out of Level 3	—
Purchases	—
Sales	(425,000)
Realized Gain (Loss)	12,678
Change in unrealized appreciation (depreciation)	121,230
Balance as of December 31, 2016 *	$1,228,001

*	See Notes 5 and 12 for additional information on the fair valued securities.

Consolidation of Subsidiaries – The consolidated financial statements of the Dynamic Momentum Fund include the accounts of RDMF Fund Ltd. (Dynamic Momentum “RDMF” or “CFC”), a wholly-owned and controlled foreign subsidiary. All inter-company accounts and transactions have been eliminated in consolidation.

The Fund may invest up to 25% of its total assets in a controlled foreign corporation, which acts as an investment vehicle in order to affect certain investments consistent with the Dynamic Momentum Fund’s investment objectives and policies.

	Inception Date of	CFC Net Assets as of	% of Net Assets as of
	CFC	December 31, 2016	December 31, 2016
RDMF Fund Ltd.	8/5/2016	$ 1,349,423	8.9%

For tax purposes, the CFC is an exempted Cayman investment company. The CFC has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, a CFC is a Controlled Foreign Corporation which generates and is allocated no income which is considered effectively connected with U.S. trade or business and as such is not subject to U.S. income tax. However, as a wholly-owned Controlled Foreign Corporation, the RDMF’s net income and capital gain, to the extent of its earnings and profits, will be included each year in the respective Dynamic Momentum Fund’s investment company taxable income.

B.	Foreign Currency Translation

The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange each business day to determine the value of investments, and other assets and liabilities. Purchases and sales of foreign securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuation arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currency transactions.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities; sales and maturities of short term securities; sales of foreign currencies; currency gains or losses realized between the trade and settlement dates on securities transactions; and the difference between the amounts of dividends, interest, and foreign withholding taxes

RATIONAL FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2016	ANNUAL REPORT

recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period-end, resulting from changes in the exchange rate.

C.	Derivative Instruments

Certain of the Funds may be subject to equity price risk and foreign currency exchange risk in the normal course of pursuing their investment objectives. Certain of the Funds may invest in various financial instruments including positions in foreign currency contracts, written option contracts and futures contracts to gain exposure to or hedge against changes in the value of equities or foreign currencies. The following is a description of the derivative instruments utilized by the Funds, including the primary underlying risk exposure related to each instrument type.

Foreign Exchange Contracts – Certain of the Funds may enter into forward foreign exchange contracts. A forward foreign exchange contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. Such contracts are used to sell unwanted currency exposure that comes with holding securities in a market, or to buy currency exposure where the exposure from holding securities is insufficient to provide the desired currency exposure. The contracts are marked-to-market daily and the change in market value is recorded as unrealized appreciation or depreciation. When a forward foreign currency contract is closed, a Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in exchange rates.

Futures Contracts – Certain of the Funds may purchase and sell futures contracts. A Fund may use futures contracts to gain exposure to, or hedge against changes in the value of equities, interest rates, commodities prices or foreign currencies. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As collateral for futures contracts, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts.

Written Options Contracts – Certain of the Funds may write options contracts for which premiums received are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are either exercised or closed are offset against the proceeds received or the amount paid on the transaction to determine realized gains or losses. Investing in written options contracts exposes a Fund to equity price risk.

The following is a summary of Real Strategies Fund’s written option activity for the year ended December 31, 2016:

Real Strategies Fund	Call Options Written
	Number of	Premiums
	Contracts	Received
Options outstanding, beginning of year	—	$—
Options written	20,575	1,311,547
Options covered	(1,362)	(87,327)
Options exercised	(6,802)	(485,765)
Options expired	(9,795)	(597,303)
Options outstanding, end of period	2,616	$141,152

RATIONAL FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2016	ANNUAL REPORT

The derivatives are not accounted for as hedging instruments under GAAP. The effect of derivative instruments on the Statements of Assets and Liabilities and Consolidated Statements of Assets and Liabilities for Dynamic Momentum Fund at December 31, 2016, were as follows:

			Location of derivatives on Statements	Fair value of asset/liability
Fund	Derivative	Risk Type	of Assets and Liabilities	derivatives
Emerging Markets Fund
	Forward Contracts	Currency	Appreciation on Foreign Currency Contracts	$159,752
	Forward Contracts	Currency	Depreciation on Foreign Currency Contracts	(273,348)
			Totals	$(113,596)
Real Strategies Fund
	Call options written	Equity	Options written	$(132,230)
			Totals	$(132,230)
Dynamic Momentum Fund
	Futures	Equity	Futures unrealized depreciation	$(71,021)
		Interest Rate	Futures unrealized depreciation	(18,664)
		Commodity	Futures unrealized depreciation	(42,403)
		Currency	Futures unrealized depreciation	(19,372)
			Totals	$(151,460)

The effect of derivative instruments on the Statements of Operations and Consolidated Statements of Operations for the Dynamic Momentum Fund, for the year or period ended December 31, 2016, were as follows:

				Realized and unrealized
Fund	Derivative	Risk Type	Location of gain (loss) on derivatives	gain (loss) on derivatives
Emerging Markets Fund
	Forward Currency Contracts	Currency	Net realized loss from foreign currency transactions	$(303,634)
	Forward Currency Contracts	Currency	Net change in unrealized depreciation on foreign currency translations	(84,915)
			Totals	$(388,549)
Real Strategies Fund
	Options Written	Equity	Net realized gain from options written	$580,276
	Options Written	Equity	Net change in unrealized appreciation on options written	8,922
			Totals	$589,198

Dynamic Momentum Fund
	Futures	Equity	Net realized gain/loss from futures	$214,154
		Commodity	Net realized gain/loss from futures	(109,705)
		Currency	Net realized gain/loss from futures	(130,246)
		Interest Rate	Net realized gain/loss from futures	(182,554)
	Futures	Equity	Net change in unrealized appreciation on futures	(71,021)
		Commodity	Net change in unrealized appreciation on futures	(42,403)
		Currency	Net change in unrealized appreciation on futures	(19,372)
		Interest Rate	Net change in unrealized appreciation on futures	(18,664)
			Totals	$(359,811)

The value of derivative instruments outstanding as of December 31, 2016 as disclosed in the Portfolios of Investments and the amounts realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed above and within the Statements of Operations (Consolidated Statements of Operations for Dynamic Momentum Fund) serve as indicators of the volume of derivative activity for the Funds.

RATIONAL FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2016	ANNUAL REPORT

Balance Sheet Offsetting Information

The following table provides a summary of offsetting financial liabilities derivatives and the effect of the derivative instruments on the Statements of Assets and Liabilities as of December 31, 2016:

				Gross Amounts of Assets Presented in
				the (Consolidated) Statement of Assets
				& Liabilities
	Gross Amounts	Gross Amounts	Net Amounts
	Recognized in the	Offset in the	Presented in the
	(Consolidated)	(Consolidated)	(Consolidated)
	Statements of	Statements of	Statements of	Financial
	Assets and	Assets and	Assets and	Instruments	Cash Collateral
	Liabilities	Liabilities	Liabilities	Pledged	Pledged/Received		Net Amount
Emerging Market Fund
Description of Asset:	$159,752	$—	$159,752	$—	$—		$159,752
Forward Contracts
Description of Liability:
Forward Contracts	$273,348	$—	$273,348	$—	$—		$273,348
Dynamic Momentum Fund
Description of Asset:
Futures Contracts	$237,035	$(237,035)	$—	$—	$—		$—
Description of Liability:
Futures Contracts	$388,495	$237,035	$151,460	$—	$151,460	(1)	$—

(1)	The amount is limited to the derivative liability balance and accordingly does not include excess collateral pledged.

D.	Security Transactions and Related Income

During the period, investment transactions are accounted for no later than the first calculation of the NAV on the business day following the trade date. For financial reporting purposes, however, security transactions are accounted for on the trade date on the last business day of the reporting period. Discounts and premiums on securities purchased are accreted and amortized over the lives of the respective securities using the effective interest method. Securities gains and losses are calculated on the identified cost basis. Interest income and expenses are accrued daily. Dividends, less foreign tax withholding (if any), are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

E.	Dividends and Distributions to Shareholders

Dividends from net investment income are declared and paid annually by the Emerging Markets Fund, Real Strategies Fund, Defensive Growth Fund and Dynamic Momentum Fund. Dividends from net investment income are declared and paid quarterly by the Strategic Allocation Fund. Dividends from net investment income are declared and paid monthly by the Dividend Capture Fund. Net realized capital gains, if any, are distributed at least annually.

The amount of dividends from net investment income and net realized gains recorded on the ex-dividend date are determined in accordance with the federal income tax regulations, which may differ from GAAP and are recorded on ex-date. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g. tax treatment of foreign currency gain/loss, non-deductible stock issuance costs, distributions and income received from pass through investments and net investment loss adjustments), such amounts are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. Temporary differences are primarily due to market discounts, capital loss carryforwards and losses deferred due to wash sales, straddles and return of capital from investments.

Dividends are declared separately for each class. No class has preferential rights; differences in per share dividend rates are generally due to differences in separate class expenses.

RATIONAL FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2016	ANNUAL REPORT

Certain of the Funds may own shares of real estate investments trusts (“REITs”) which report information on the source of their distributions annually. Distributions received from investments in REITs in excess of income from underlying investments are recorded as realized gain and/or as a reduction to the cost of the individual REIT.

Certain of the Funds may invest in Master Limited Partnerships (“MLPs”), which generally are treated as partnerships for Federal income tax purposes. As a limited partner in the MLPs, the Funds include their allocable share of the MLPs’ taxable income in computing its own taxable income.

F.	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionally among various Funds or all Funds within the Trust in relation to the net assets of each Fund or on another reasonable basis. Income, non-class specific expenses and realized/unrealized gains or losses are allocated to each class based on relative net assets. Distribution fees are charged to each respective share class in accordance with the distribution plan.

G.	Federal Income Taxes

It is the policy of each Fund to qualify or continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed each Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended December 31, 2013 to December 31, 2015, or expected to be taken in the Funds’ December 31, 2016 year end tax returns. Each Fund identifies its major tax jurisdictions as U.S. Federal, and foreign jurisdictions where the Funds make significant investments; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

H.	Indemnification

The Trust indemnifies its Officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

I.	Securities Lending

Prior to February 18, 2016, the Funds had entered into securities lending agreements with Morgan Stanley & Co., LLC. The Funds receive compensation in the form of fees, and retain a portion of interest on the investment of any cash received as collateral. The Funds also continue to receive interest or dividends on the securities loaned. The loans are secured by collateral at least equal, at all times, to 102% of the market value of loaned securities. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of each Fund. Each Fund has the right under the lending agreement to recover the securities from the borrower on demand. If the market value of the collateral falls below 102% plus accrued interest of the loaned securities, the lender’s agent shall request additional collateral from the borrowers to bring the collateralization back to 102%. The risks to a Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due resulting in a loss. Under the terms of the Securities Lending Agreement, each Fund is indemnified for such losses by the securities lending agent. Huntington National Bank “Huntington” served as custodian for related collateral and received an annual securities lending fee for collateral monitoring and record keeping services.

RATIONAL FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2016	ANNUAL REPORT

(3)	FEES AND OTHER TRANSACTIONS WITH AFFILIATES AND OTHER SERVICE PROVIDERS

Investment Advisory Fee – Rational Advisors, Inc., (the “Advisor”) serves as the Funds’ investment adviser. For the year or period ended December 31, 2016, the Advisor received a fee for its services, computed daily and paid monthly, based on a percentage of each Fund’s average daily net assets as listed below. Cambridge Strategy (Asset Management) Limited (“Cambridge”), serves as the sub-advisor to the Emerging Markets Fund. As compensation for the sub-advisory services it provides to the Emerging Markets Fund, the Advisor will pay Cambridge out of the net advisory fees. Chesapeake Capital Corporation (“Chesapeake”), serves as the sub-advisor to the Dynamic Momentum Fund and RDMF. As compensation for the sub-advisory services it provides to the Dynamic Momentum Fund and RDMF, the Advisor will pay Chesapeake out of the net advisory fees.

The Advisor has contractually agreed to waive all or a portion of its investment advisory fee (based on average daily net assets) and/or reimburse certain operating expenses of each Fund to the extent necessary in order to limit each Fund’s total annual fund operating expenses (after the fee waivers and/or expense reimbursements, and exclusive of acquired fund fees and expenses, brokerage costs, interest, taxes and dividends, and extraordinary expenses) as listed below:

	Expense Caps
Fund	Institutional Class Shares	Class A Shares	Class C Shares
Dividend Capture Fund	1.00%	1.25%	1.75%	April 30, 2017
Emerging Markets Fund	1.25%	1.50%	2.25%	April 30, 2017
Real Strategies Fund	1.00%	1.25%	2.00%	April 30, 2017
Defensive Growth Fund	1.00%	1.25%	1.75%	April 30, 2017
Strategic Allocation Fund	0.45%	0.70%	1.45%	April 30, 2017
Dynamic Momentum Fund	1.99%	2.24%	2.99%	April 30, 2018

Fund	Advisory Fee Tiered Annual Rate
	Rate for the First $500 Million	Rate for the Next $500 Million	Rate for Excess Over $1 Billion
Dividend Capture Fund	0.75%	0.70%	0.65%
Emerging Markets Fund	1.00%	0.95%	0.90%
Real Strategies Fund	0.75%	0.70%	0.65%
Defensive Growth Fund	0.75%	0.70%	0.65%

	Advisory Fee Annual Rate
Strategic Allocation Fund	0.10%
Dynamic Momentum Fund	1.75%

RATIONAL FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2016	ANNUAL REPORT

The Amounts waived or reimbursed in the contractual period may be recouped by the Advisor within three years of the waiver and/or reimbursement. As of December 31, 2016, the following amounts have been waived or reimbursed by the Advisor and are subject to repayment by the respective Fund:

		Expiring
	Amount Waived	Beginning
Fund	or Reimbursed	December 31,
Dividend Capture Fund	$1,313,835	2017
	950,747	2018
	358,384	2019
Emerging Markets Fund	96,711	2017
	259,857	2018
	184,174	2019
Real Strategies Fund	282,469	2017
	209,310	2018
	125,307	2019
Defensive Growth Fund	1,097,463	2017
	528,144	2018
	180,941	2019
Strategic Allocation Fund	48,026	2017
	65,861	2018
	94,726	2019
Dynamic Momentum Fund	49,241	2019

The Independent Trustees are paid a quarterly retainer, and receive compensation for each committee meeting, telephonic Board meeting, and special in-person Board meeting attended. Officers receive no compensation from the Trust. The Trust reimburses each of the Independent Trustees for travel and other expenses incurred in connection with attendance at such meetings. The Trust has no retirement or pension plans. Additional information regarding the Trust’s Trustees is available in the Funds’ Statement of Additional Information.

The Board has adopted the Trust’s Distribution Plan (the “12b-1 Plan”) which allows each Fund to pay fees up to 0.25% for the A shares and up to 1.00% for the C shares based on averaged daily net assets of each class to financial intermediaries (which may be paid through the Funds’ distributor) for the sale and distribution of these shares. Pursuant to the 12b-1 Plan, the Funds may finance from their assets certain activities or expenses that are intended primarily to result in the sale of Fund shares and to reimburse Northern Lights Distributors, LLC. (the “Distributor”) and Advisor for distribution related expenses. For the period January 1, 2016 to April 15, 2016 Unified Financial Securities, LLC, served as distributor of the Funds. For the year or period ended December 31, 2016, the amounts accrued by the Funds were as follows:

	12b-1 Fees
Fund	Class A	Class C
Dividend Capture Fund	$87,111	$19,380
Emerging Markets Fund	10,847	6
Real Strategies Fund	2,381	5
Defensive Growth Fund	42,347	5,432
Strategic Allocation Fund	39,128	5
Dynamic Momentum Fund +	1	7

+	For the period September 30, 2016, through December 31, 2016.

Shareholder Servicing Fees – The Trust has adopted a Shareholder Servicing Plan pursuant to which the Funds may pay Shareholder Services Fees up to 0.25% of the average daily net assets to financial intermediaries for providing shareholder assistance, maintaining shareholder accounts and communicating or facilitating purchases and redemptions of shares for Institutional Class and Class A Shares.

RATIONAL FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2016	ANNUAL REPORT

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Gemini Fund Services, LLC (“GFS”) – GFS an affiliate of the Distributor, provides administrative, fund accounting, and transfer agency services to the Funds pursuant to agreements with the Trust, for which it receives from each Fund the greater of an annual minimum fee or an asset based fee, which scales downward based upon net assets for fund administration, fund accounting and transfer agency services. The Fund also pays GFS for any out-of-pocket expenses. Officers of the Trust are also employees of GFS, and are not paid any fees directly by the Trust for serving in such capacity. For the period January 1, 2016 to April 15, 2016, Ultimus Fund Solutions, LLC (“Ultimus”), served as administrator to the Trust; certain officers of the Trust were employees of Ultimus when Ultimus served in such capacity.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds.

Pursuant to the Management Services Agreement between the Trust and MFund Services LLC (“MFund”), an affiliate of the Advisor, MFund provides the Funds with various management and administrative services. For these services, the Funds pay MFund an annual base fee plus an annual asset-based fee, which scales downward based upon net assets. In addition, the Funds reimburse MFund for any reasonable out- of- pocket expenses incurred in the performance of its duties under the Management Services Agreement.

Pursuant to the Services Agreements, MFund provides chief compliance officer services to the Funds. For these services, the Funds pay MFund an annual base fee plus an annual asset-based fee based upon net assets. In addition, the Funds reimburse MFund for any reasonable out- of- pocket expenses incurred in the performance of its duties under the Services Agreement. The amounts due to MFund at December 31, 2016 for management and chief compliance officer services are listed in the Statements of Assets and Liabilities under “Fees Payable to Affiliate.” For the period January 1, 2016 to April 15, 2016, Ultimus provided chief compliance officer services to the Funds; certain officers of the Trust were also employees of Ultimus when Ultimus served in such capacity.

A Trustee and Officer of the Trust is also the controlling member of MFund and the Advisor, and is not paid any fees directly by the Trust for serving in such capacities.

Affiliated Funds – Affiliated companies are mutual funds that are advised by Catalyst Capital Advisors or Rational Advisors, Inc. Companies that are affiliates of the Funds’ at December 31, 2016, are noted in the Funds’ Portfolios of Investments. A summary of these investments in affiliated funds is set forth below:

	Balance			Balance		Dividends	Amount of Gain
	December 31,			December 31,		Credited to	(Loss) Realized on
Fund	2015	Purchases	Sales	2016	Fair Value	Income	Sale of Shares
Rational Dividend Capture Fund, Inst. Sh.	268,879	6,873	62,344	213,408	$1,843,842	$54,437	$(92,236)
Rational Risk Managed Emerging Markets Fund, Inst. Sh.	308,846	42,804	—	351,650	2,011,440	23,009	226,971
Rational Defensive Growth Fund, Inst. Sh.	367,022	82,715	116,550	333,187	1,259,447	55,554	(899,494)
Catalyst Dynamic Alpha Fund, Class I	—	66,979	—	66,979	1,193,570	—	—
Catalyst MLP & Infrastructure Fund, Class I	—	137,689	—	137,689	1,028,534	78,754	—
Catalyst/Stone Beach Income Opportunity Fund, Class I	—	156,858	—	156,858	1,521,522	38,508	—
Ecological Strategy ETF	58,183	—	—	58,183	2,125,425	21,099	192,438
US Equity Rotation Strategy ETF	56,069	—	—	56,069	2,028,576	58,946	158,376
AlphaCentric Income Opportunities Fund, Class I	—	35,507	—	35,507	400,869	1,929	—

RATIONAL FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2016	ANNUAL REPORT

Affiliated Issuers

Affiliated issuers, as defined under the Investment Company Act of 1940 are those in which the Fund’s holdings of an issuer represents 5% or more of the outstanding voting securities of the issuer. A summary of the Real Strategies Fund’s investment in New York Power DST is below which had 6.96% of the issuer at December 31, 2015 but no longer holds greater than 5% as of December 31, 2016.

		Change in
		Unrealized
	12/31/2015	Appreciation			Realized	12/31/2016
Affiliated Issuer	Fair Value	(Depreciation)	Purchases	Sales	Gain	Fair Value	Income
New York Power DST	695,985	94,671	—	(425,000)	12,678	378,334	44,963

(4)	INVESTMENT TRANSACTIONS

For the year or period ended December 31, 2016, aggregate purchases and proceeds from sales of investment securities (excluding short-term investments) for the Funds were as follows:

Fund	Purchases	Sales
Dividend Capture Fund	$135,282,946	$155,942,480
Emerging Markets Fund	33,524,684	33,196,492
Real Strategies Fund	15,993,460	16,126,452
Defensive Growth Fund	42,494,092	57,528,282
Strategic Allocation Fund	4,229,436	6,022,572
Dynamic Momentum Fund	—	—

(5)	RESTRICTED SECURITIES

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense, either upon demand by the Funds or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid. The Funds will not incur any registration costs upon such resale. The Funds’ restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value price as determined by the Trust’s Pricing Committee. As of December 31, 2016, the Real Strategies Fund held restricted securities representing 21.5% of net assets as listed below:

Real Strategies Fund:
Grocery & Pharmacy Portfolio DST	8/26/11, 5/15/14	N/A	$991,705	$849,667
New York Power DST	7/21/11	N/A	$387,678	$378,334

Illiquid Investments Risk – The Real Strategies Fund’s investments are also subject to liquidity risk, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations. The Adviser may be unable to sell restricted and other illiquid securities at the most opportune times or at prices approximating the value at which they purchased such securities. See Note 12 for subsequent events related to the sale of certain illiquid securities.

RATIONAL FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2016	ANNUAL REPORT

(6)	FOREIGN INVESTMENT RISK

Compared with investing in the United States, investing in foreign markets involves a greater degree and variety of risk. Investors in international or foreign markets may face delayed settlements, currency controls and adverse economic developments as well as higher overall transaction costs. In addition, fluctuations in the U.S. dollar’s value versus other currencies may erode or reverse gains from investments denominated in foreign currencies or widen losses. Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, impose limits on ownership or nationalize a company or industry. Any of these actions could have severe effect on security prices and impair the Funds’ ability to bring its capital or income back to the U.S. Exchange rate. Fluctuations also may impair an issuer’s ability to repay U.S. dollar denominated debt, thereby increasing credit risk of such debt. Finally, the value of foreign securities may be affected by incomplete, less frequent or inaccurate financial information about their issuers, social upheavals or political actions ranging from tax code changes to government collapse. Foreign companies may also receive less coverage than U.S. companies by market analysts, and financial reporting standards or regulatory requirements may not be comparable to those applicable to U.S. companies.

In accordance with its investment objectives and through its exposure to the managed futures programs, the Dynamic Momentum Fund may have increased or decreased exposure to one or more of the following risk factors defined below:

Commodity Risk – Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Foreign Exchange Rate Risk – Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk – Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk – Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Please refer to the Funds’ prospectus for a full listing of risks associated with these investments.

RATIONAL FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2016	ANNUAL REPORT

(7)	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the periods ended December 31, 2016 and December 31, 2015 was as follows:

For fiscal year or period ended	Ordinary	Long-Term	Return of
12/31/2016	Income	Capital Gains	Capital	Total
Defensive Growth Fund	$981,842	$4,834,267	$—	$5,816,109
Dividend Capture Fund	1,554,447	1,153,334	—	2,707,781
Real Strategies Fund	694,774	—	—	694,774
Emerging Markets Fund	—	1,119,093	102,601	1,221,694
Strategic Allocation Fund	320,079	1,399,124	—	1,719,203
Dynamic Momentum Fund	—	—	—	—

For fiscal year ended	Ordinary	Long-Term	Return of
12/31/2015	Income	Capital Gains	Capital	Total
Defensive Growth Fund	$622,043	$44,740,954	$—	$45,362,997
Dividend Capture Fund	8,008,639	8,155,530	—	16,164,169
Real Strategies Fund	338,399	—	—	338,399
Emerging Markets Fund	533,123	2,340,458	—	2,873,581
Strategic Allocation Fund	186,964	1,944,437	—	2,131,401

As of December 31, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
	Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
	Income	Capital Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
Defensive Growth Fund	$2,369	$704,466	$—	$—	$—	$2,638,862	$3,345,697
Dividend Capture Fund	2,207,041	—	(714,624)	(3,594,353)	—	2,096,277	(5,659)
Real Strategies Fund	—	—	—	(16,394,312)	—	(531,371)	(16,925,683)
Emerging Markets Fund	—	—	(172,684)	—	—	46,267	(126,417)
Strategic Allocation Fund	90,817	—	—	(617,450)	—	70,088	(456,545)
Dynamic Momentum Fund	—	—	(130,236)	—	—	(48,723)	(178,959)

The difference between book basis and tax basis unrealized appreciation (depreciation), undistributed ordinary income (loss) and accumulated net realized gain (loss) from investments is primarily attributable to the tax deferral of losses on wash sales, mark-to-market on open futures contracts, forward foreign currency contracts, and passive foreign investment companies, and adjustments for partnerships, underlying regulated investment companies, statutory trusts and trust preferred securities. The unrealized appreciation (depreciation) in the table above includes unrealized foreign currency losses of $(8,950), $(161,654) and $6,276 for Rational Defensive Growth Fund, Rational Risk Managed Emerging Markets Fund and Rational Dynamic Momentum Fund, respectively.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds incurred and elected to defer such late year losses as follows:

Late Year
Losses
Defensive Growth Fund	$—
Dividend Capture Fund	—
Real Strategies Fund	—
Emerging Markets Fund	120,445
Strategic Allocation Fund	—
Dynamic Momentum Fund	90,792

RATIONAL FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2016	ANNUAL REPORT

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds incurred and elected to defer such capital losses as follows:

Post October
Losses
Defensive Growth Fund	$—
Dividend Capture Fund	714,624
Real Strategies Fund	—
Emerging Markets Fund	52,239
Strategic Allocation Fund	—
Dynamic Momentum Fund	39,444

The Regulated Investment Company Modernization Act of 2010 which was enacted on December 22, 2010 requires the Funds to utilize post-enactment (non-expiring) capital losses prior to pre-enactment capital loss carryovers for fiscal year ends beginning after the date of enactment. As a result, there may be greater likelihood that all or a portion of the Funds’ pre-enactment capital loss carryovers may expire without being utilized. At December 31, 2016, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains along with capital loss carry forwards utilized in the current year as follows:

			Non-Expiring	Non-Expiring
	Expiring 2017	Expiring 2018	Short-Term	Long-Term	Total	Utilized
Defensive Growth Fund	$—	$—	$—	$—	$—
Dividend Capture Fund	—	—	100,723	3,493,630	3,594,353
Real Strategies Fund	12,599,554	2,136,294	567,816	1,090,648	16,394,312	$645,512
Emerging Markets Fund	—	—	—	—	—
Strategic Allocation Fund	—	—	260,567	356,883	617,450
Dynamic Momentum Fund	—	—	—	—	—

Permanent book and tax differences, primarily attributable to the book/ tax basis treatment of net operating losses, foreign currency gains (losses), non-deductible expenses, the reclassification of Fund distributions, and adjustments related to partnerships, passive foreign investment companies, C-Corporation return of capital distributions, grantor and statutory trusts, and trust preferred securities, and adjustments for the Dynamic Momentum Fund’s wholly owned subsidiary resulted in reclassification for the following Funds for the period ended December 31, 2016 as follows:

	Paid	Undistributed	Accumulated
	In	Ordinary	Net Realized	Net Unrealized
	Capital	Income (Loss)	Gains (Loss)	Gains (Loss)
Defensive Growth Fund	$—	$2,406	$(2,406)	$—
Dividend Capture Fund	(8)	1,944,795	(1,944,787)	—
Real Strategies Fund	(12,162)	361,274	(349,112)	—
Emerging Markets Fund	(529,638)	169,087	360,551	—
Strategic Allocation Fund	—	(56)	56	—
Dynamic Momentum Fund	(236,362)	(24,047)	201,569	58,840

(8)	LINE OF CREDIT

The Trust participated in a short-term credit agreement (“Line of Credit”) with Huntington for the period January 1, 2016 through January 12, 2016 when the agreement was terminated. Under the terms of the agreement, the Funds could borrow up to $30 million at an interest rate of LIBOR plus 135 basis points. The purpose of the agreement was to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Huntington received an annual facility fee of 0.125% on $30 million as well as an additional annual fee of 0.125% on any unused portion of the credit facility for providing the Line of Credit. Each Fund in the Trust paid a pro-rata portion of this facility fee, and unused fee, plus any interest on amounts borrowed. For the period January 1, 2016 through January 12, 2016, the Funds did not utilize the Line of Credit.

RATIONAL FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2016	ANNUAL REPORT

(9)	UNDERLYING INVESTMENTS IN OTHER INVESTMENT COMPANIES

Each underlying fund, including each exchange-traded fund (“ETF”), is subject to specific risks, depending on the nature of the underlying fund. These risks could include liquidity risk, sector risk, foreign and related currency risk, as well as risks associated with real estate investments and commodities. Investors in the Funds will indirectly bear fees and expenses charged by the underlying investment companies in which the Funds invest in addition to the Funds’ direct fees and expenses.

The performance of the Funds may be directly affected by the performance of the Fidelity Institutional Government Portfolio, Institutional Class. The Fidelity Institutional Government Portfolio normally invests at least 95% of its assets in U.S. Government securities and repurchase agreements for those securities. The financial statements of the Fidelity Institutional Government Portfolio, including the portfolio of investments, can be found at the Securities and Exchange Commission’s (“SEC”) website www.sec.gov and should be read in conjunction with the Fund’s financial statements. As of December 31, 2016, the percentage of the Dynamic Momentum Fund’s net assets invested in the Fidelity Institutional Government Portfolio was 84.9%.

(10)	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of December 31, 2016, the companies that held more than 25% of the voting securities of the Funds, and may be deemed to control each respective Fund, are as follows:

	Dividend	Emerging	Real Strategies	Defensive	Strategic	Dynamic Momentum
	Capture Fund	Markets Fund	Fund	Growth Fund	Allocation Fund	Fund
NFS LLC (1)	82.42%	66.63%	85.11%	77.22%	97.12%	—
Ralph Parker	—	—	—	—		61.51%
Vandelay Fund LLC	—	—	—	—		28.30%

(1)	This owner is comprised of multiple investors and accounts.

(11)	NEW ACCOUNTING PRONOUNCEMENTS

On October 13, 2016, the Securities and Exchange Commission amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

(12)	SUBSEQUENT EVENTS

Management of the Funds has evaluated the need for disclosure and/or adjustments resulting from subsequent events through the date these financial statements were issued.

Effective January 25, 2017, PVG Asset Management Corporation (“PVG”) serves as the sub-advisor to the Dividend Capture Fund. As compensation for the sub-advisory services it provides to the Fund, the Advisor will pay PVG out of the net advisory fees.

The Rational Real Strategies Fund experienced significant redemptions shortly after the 2016 fiscal year end. As a result, the Fund’s illiquid DST holdings became a larger percentage of total Fund assets. To address these liquidity concerns, the Advisor informed the Fair Valuation Committee of management’s intention to sell the Rational Real Strategies Fund’s DST holdings at the best available price. The Advisor then solicited bids from multiple sources and found a buyer for the Grocery & Pharmacy DST holdings. The sale of the Grocery & Pharmacy DST holdings was made after the end of the fiscal year at a

RATIONAL FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2016	ANNUAL REPORT

price below the carrying value at fiscal year end. This sale of the Grocery & Pharmacy DST improved the Rational Real Strategies Fund’s overall liquidity. The Advisor and the Board of Trustees continue to closely monitor shareholder redemption activity as well as the Rational Real Strategies Fund’s overall liquidity position in order to determine the best course of action in the event the Rational Real Strategies Fund incurs any other significant redemptions.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Rational Dividend Capture Fund, Rational Risk Managed Emerging Markets Fund, Rational Real Strategies Fund, Rational Defensive Growth Fund, Rational Strategic Allocation Fund and Rational Dynamic Momentum Fund and

Board of Trustees of Mutual Fund and Variable Insurance Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Rational Dividend Capture Fund, Rational Risk Managed Emerging Markets Fund, Rational Real Strategies Fund, Rational Defensive Growth Fund, Rational Strategic Allocation Fund, and the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, of Rational Dynamic Momentum Fund, each a series of Mutual Fund and Variable Insurance Trust (the “Funds”) as of December 31, 2016, and the related statements of operations and changes in net assets, and the financial highlights for the year then ended for the Rational Dividend Capture Fund, Rational Risk Managed Emerging Markets Fund, Rational Real Strategies Fund, Rational Defensive Growth Fund, and Rational Strategic Allocation Fund, and the related consolidated statements of operations and changes in net assets, and the financial highlights for the period September 30, 2016 (commencement of operations) through December 31, 2016, for the Rational Dynamic Momentum Fund. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The Funds’ financial statements and financial highlights for the periods ended on or prior to December 31, 2015 were audited by other auditors whose report dated February 29, 2016, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights of Rational Dividend Capture Fund, Rational Risk Managed Emerging Markets Fund, Rational Real Strategies Fund, Rational Dividend Capture Fund, Rational Strategic Allocation Fund, and the consolidated financial statements and consolidated financial highlights of Rational Dynamic Momentum Fund, referred to above present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2016, the results of their operations, changes in their net assets and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

COHEN & COMPANY, LTD.

Cleveland, Ohio

March 1, 2017

RATIONAL FUNDS
INFORMATION ABOUT YOUR FUNDS’ EXPENSES (Unaudited)

As a shareholder of the Fund(s), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below illustrates an investment of $1,000 invested at the beginning of the period (07/01/16) and held for the entire period through 12/31/16.

Actual Expenses

The first section of each table below provides information about actual account values and actual expenses. You may use the information in these sections, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first row under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of each table provides information about the hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. For more information on transactional costs, please refer to the Funds’ prospectus.

						Hypothetical
			Actual			(5% return before expenses)
	Fund’s	Beginning
	Annualized	Account Value	Ending Account	Expenses Paid		Ending Account	Expenses Paid
	Expense Ratio	07/01/16	Value 12/31/16	During Period *		Value 12/31/16	During Period *

Rational Dividend Capture Fund - Class A	1.25%	$1,000.00	$978.80	$6.22		$1,018.85	$6.34
Rational Dividend Capture Fund - Class C	1.75%	1,000.00	976.20	8.69		1,016.34	8.87
Rational Dividend Capture Fund - Institutional Class	1.00%	1,000.00	980.10	4.98		1,020.11	5.08
Rational Risk Managed Emerging Markets Fund - Class A	1.50%	1,000.00	956.60	7.38		1,017.60	7.61
Rational Risk Managed Emerging Markets Fund - Class C	2.25%	1,000.00	951.90	11.04		1,013.83	11.39
Rational Risk Managed Emerging Markets Fund - Institutional Class	1.25%	1,000.00	957.80	6.15		1,018.85	6.34
Rational Real Strategies Fund - Class A	1.25%	1,000.00	1,053.10	6.45		1,018.85	6.34
Rational Real Strategies Fund - Class C	2.00%	1,000.00	1,049.40	10.30		1,015.08	10.13
Rational Real Strategies Fund - Institutional Class	1.00%	1,000.00	1,056.20	5.17		1,020.11	5.08
Rational Defensive Growth Fund - Class A	1.25%	1,000.00	1,052.70	6.45		1,018.85	6.34
Rational Defensive Growth Fund - Class C	1.75%	1,000.00	1,047.70	9.01		1,016.34	8.87
Rational Defensive Growth Fund - Institutional Class	1.00%	1,000.00	1,054.10	5.16		1,020.11	5.08
Rational Strategic Allocation Fund - Class A	0.70%	1,000.00	1,035.50	3.58		1,021.62	3.56
Rational Strategic Allocation Fund - Class C	1.45%	1,000.00	1,031.60	7.40		1,017.85	7.35
Rational Strategic Allocation Fund - Institutional Class	0.45%	1,000.00	1,036.90	2.30		1,022.87	2.29
Rational Dynamic Momentum Fund - Class A	2.24%	1,000.00	972.00	5.55	+	1,013.88	11.34
Rational Dynamic Momentum Fund - Class C	2.99%	1,000.00	971.60	7.41	+	1,010.10	15.11
Rational Dynamic Momentum Fund - Institutional Class	1.99%	1,000.00	973.10	4.93	+	1,015.13	10.08

*	Expenses are equal to the Funds’ annualized expense ratios multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

**	Annualized expense ratio does not include interest expenses or dividend expenses.

+	Multiplied by 92/366 to reflect inception September 30, 2016 through period end.

For more information on Fund expenses, please refer to the Funds’ prospectus, which can be obtained from your investment representative or by calling 1-866-447-4228. Please read it carefully before you invest or send money.

Consideration and Approval of Management Agreement Between Rational Advisors, Inc. (“Rational”) and Mutual Fund & Variable Insurance Trust with respect to Rational Dynamic Momentum Fund (“Dynamic Momentum” or the “New Fund”) (Unaudited)

In connection with a regular meeting held on May 25, 2016, the Board of Trustees (the “Board” or the “Trustees”) of Mutual Fund & Variable Insurance Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, discussed the approval of the management agreement between the Trust and Rational, with respect to Rational Dynamic Momentum Fund (“Dynamic Momentum” or the “New Fund”) (the “Management Agreement”).

The Trustees were assisted by legal counsel throughout the review process. The Trustees relied upon the advice of legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Management Agreement and the weight to be given to each factor considered. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the renewal of the Management Agreement. In connection with their deliberations regarding renewal of the Management Agreement, the Trustees reviewed materials prepared by Rational(“ Rational 15c Response”).

Nature and Extent of Services

The Trustees reviewed the Rational 15(c) Response, which provided an overview of the services provided by Rational, as well as information on the firm’s personnel and its compliance and litigation record. The Trustees discussed the background and experience of senior personnel at the firm. The Trustees then discussed the nature of Rational’s operations, the quality of its compliance, infrastructure and the experience of its fund management personnel. They considered that the advisor is responsible for monitoring the sub-advisor’s performance and compliance with legal standards as well as compliance in trading within the New Funds’ investment strategy. The Trust’s CCO informed the Board that he had reviewed Rational’s compliance policies and procedures, and Rational has a compliance program reasonably designed to prevent violations of applicable laws. After further discussion and review of the Rational 15(c) Response; the Trustees concluded that the Advisor will provide an acceptable level of services to the Fund.

Performance

The Trustees could not consider the New Fund’s investment performance as it has not yet commenced operations. The Trustees recalled their earlier discussion regarding the performance of the existing Rational Funds. After further discussion, the Trustees concluded that there is a reasonable basis to believe that Rational will obtain positive returns to future shareholders of the New Fund based on the experience of Rational’s management team.

Fees and Expenses

The Trustees noted the advisor proposes an advisory fee of 1.75%. The Trustees noted this is higher than the average for the funds within the advisor selected peer group and Morningstar category, but within the high/ low range of both. The Trustees acknowledged that many funds within the peer group and Morningstar Category additionally pay imbedded fees which are not reflected in the advisory fees reported by the peer group or Morningstar reports and which the New Fund will not incur. The Trustees further noted that the expected net expense ratio of the New Fund is lower than average for funds within the peer group and Morningstar Category. After further discussion, the Trustees concluded that the advisory fee was not unreasonable.

Profitability

The Trustees reviewed the profitability analysis provided by the advisor and noted that Rational anticipates accruing modest profits in terms of both the percentage of the sub-advisory fees retained as profit after waiver and reimbursement and the actual dollar figure reflected in those percentages from its services to the New Fund. After further discussion, the Trustees agreed that excessive profitability was not a concern.

Economies of Scale

The Trustees noted that the Management Agreement does not contain breakpoints that reduce the fee rate on assets above specified levels. The Independent Trustees agreed that breakpoints may be an appropriate way for Rational to share its economies of scale with the New Fund and its shareholders if the New Fund experienced a substantial growth in assets. The Trustees also considered that Rational will bear significant startup costs and is assuming entrepreneurial risk in launching the New Fund. The Trustees determined, after further discussion, that economies of scale have not been reached at this time and agreed that the matter of economies of scale would be revisited as the New Fund size materially increases.

Conclusion

Having reviewed and discussed in depth the 15(c) Response provided by Rational regarding the performance, fees & expenses, profitability and economies of scale relative to the New Fund, the Board has determined that the advisory fee structures are reasonable, and it is in the best interest of the shareholders of the Fund.

Consideration and Renewal of Sub-Advisory Agreement between Rational Advisors, Inc. (‘Rational”) and Chesapeake Capital Corporation (“Chesapeake”) with respect to the Rational Dynamic Momentum Fund (the “Dynamic Momentum Fund” or the “New Fund”). (Unaudited)

In connection with a regular meeting held on May 25, 2016, the Board of Trustees (the “Board” or the “Trustees”) of Mutual Fund & Variable Insurance Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, discussed the approval of a sub-advisory agreement between Rational and Chesapeake (the “Sub-Advisory Agreement”), with respect to the Dynamic Momentum Fund.

The Trustees were assisted by legal counsel throughout the review process. The Trustees relied upon the advice of legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to each factor considered. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the approval of the Sub-Advisory Agreement. In connection with their deliberations regarding renewal of the Sub-Advisory Agreement, the Trustees reviewed materials prepared by Chesapeake (“Chesapeake 15c Response”).

Nature and Extent of Services

The Trustees reviewed Chesapeake’s 15(c) Response, which provided an overview of the services to be provided by Chesapeake, as well as information on the firm’s personnel and the compliance and litigation record. They noted that Chesapeake has extensive experience, spanning nearly three decades, with regard to implementing the proposed investment strategy. The Trustees next considered that Chesapeake will be responsible for day to day investment activities of the New Fund, as well as for monitoring the New Fund’s compliance both with legal standards and trading within the Fund’s investment strategy. The Trust’s CCO informed the Trustees that he had reviewed the sub-advisor’s compliance manual and procedures and had found the sub-advisor’s compliance program to be reasonably designed. He further noted that the sub-advisor has demonstrated an ability to effectively identify, escalate, and resolve compliance issues in the past. The Trust’s CCO further informed the Trustees that the sub-advisor had incurred no material compliance issues, administrative actions, or litigation over the past 12 months. After further discussion, the Trustees concluded that it is reasonable to expect that the sub-advisor will provide a level of service consistent with the advisor’s and the Board’s expectations.

Performance

The Trustees could not consider the New Fund’s investment performance as it has not yet commenced operations. The Trustees considered the performance of the Predecessor Fund which was managed by the proposed portfolio manager to the New Fund under an investment strategy substantially similar to that proposed for the New Fund. The Board reviewed the performance of the Predecessor Fund for the one year, five year, ten year, and since inception periods as compared to the S&P 500 Benchmark. The Trustees noted the Predecessor Fund had underperformed the Benchmark for the one year, five year, and ten year period; but had outperformed the Benchmark for the since inception period. After further discussion, the Trustees concluded that there is a reasonable basis to believe that Chesapeake will obtain positive returns to future shareholders of the New Fund based on the predecessor funds’ performance.

Fees and Expenses

The Trustees noted the advisor proposes an advisory fee of 1.75% and the sub-advisor will receive 50% of the net advisory fee earned by the advisor as a sub-advisory fee. The Trustees considered a comparison of the sub-advisory fee to the fees charged by Chesapeake to the other accounts it manages and noted that the Chesapeake will receive significantly less in fees for its services to the New Fund than it receives for its services to other clients. The Trustees concluded that the sub-advisory fee received by Chesapeake for the Fund is reasonable.

Profitability

The Trustees reviewed the profitability analysis provided by the Chesapeake and noted that Chesapeake anticipates a loss in connection with its services to the New Fund. After further discussion, the Trustees agreed that excessive profitability was not a concern.

Economies of Scale

The Trustees considered whether the sub-advisor will likely realize economies of scale with respect to the management of the New Fund. The Trustees agreed that this was primarily an advisor level issue and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense.

Conclusion

Having reviewed and discussed in depth the 15(c) response provided by Chesapeake regarding the performance, fees & expenses, profitability and economies of scale relative to the Chesapeake Fund, the Board has determined that the sub-advisory fee structures are reasonable, and it is in the best interest of the shareholders of the New Fund.

RATIONAL FUNDS
Boards of Trustees and Trust Officers (Unaudited) (Continued)
December 31, 2016	ANNUAL REPORT

The Trustees and officers of the Trust, together with information as to their principal business occupations during the past five years and other information, are shown below. Unless otherwise noted, the address of each Trustee and Officer is 36 N. New York Avenue, Huntington, NY 11743. Each Trustee and officer also serves in the same capacity for the Strategy Shares, another open-end investment company whose series are managed by the Advisor. Collectively, the Funds, Strategy Shares, Mutual Fund Series Trust and TCG Financial Trusts I-X comprise the “Fund Complex.”

Independent Trustees Background

Name, Address and Age	Position(s) with Trust	Term and Length Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustees
Tobias Caldwell Age: 48	Chairman of the Board and Trustee	Since January 2016	Managing member, Bear Properties, LLC (2006 - present) (real estate firm); Managing member, PTL Real Estate, LLC (2000 – present) (real estate/investment firm); Managing member, Genovese Family Enterprises, LLC (1999 – present) (real estate firm).	51	Chairman of the Board Strategy Shares, comprised of 2 funds (2016 to present); Lead Independent Trustee and Chair of Audit Committee, Mutual Fund Series Trust, comprised of 40 funds (2006-present).
Stephen P. Lachenauer Age: 48	Trustee	Since January 2016	Attorney, private practice (2006-present).	21	Board Member and Chair of the Audit Committee, Strategy Shares, comprised of 2 funds (January 2016 – present); Trustee, TCG Financial Series Trusts I- X, each Trust is comprised of 1 fund (2015-present).
Donald McIntosh Age: 47	Trustee	Since January 2016	Credit risk review analyst, Santander Holdings USA (May 2015 – present); Governance analyst, Santander Bank (2011 – April 2015).	21	Board Member, Strategy Shares, comprised of 2 funds (January 2016– present); Trustee, TCG Financial Series Trusts I- X, each Trust is comprised of 1 fund (2015-present).

RATIONAL FUNDS
Boards of Trustees and Trust Officers (Unaudited) (Continued)
December 31, 2016	ANNUAL REPORT

Officers**

Name, Address and Age	Position(s) with Trust	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Jerry Szilagyi Age: 54	President	Since April 2016	Managing Member, Catalyst Capital Advisors LLC, 1/2006- present; Member, AlphaCentric Advisors LLC, 2/2014 to Present; Managing Member, Catalyst Mutuals Fund Distributors LLC, 12/2014- present; Managing Member, MFund Distributors LLC, 10/2012-present; Managing Member, MFund Services LLC, 1/2012 - Present; President, Abbington Capital Group LLC, 1998- present; President, Cross Sound Capital LLC, 6/2011 to 10/2013; President, USA Mutuals, Inc., 3/2011 to 7/2016; CEO, Thomas Lloyd Global Asset Management (Americas) LLC, 9/2006 to 2010.	51
Erik Naviloff 80 Arkay Drive, Hauppauge, New York 11788 Age: 48	Treasurer	Since April 2016	Vice President – Fund Administration, Gemini Fund Services, LLC, since 2012; Assistant Vice President, Gemini Fund Services, 2007 - 2012.	N/A
Aaron Smith 80 Arkay Drive, Hauppauge, New York 11788 Age: 42	Assistant Treasurer	Since April 2016	Manager - Fund Administration, Gemini Fund Services, LLC, since 2012; Authorized Officer, UBS Global Asset Management, a business division of UBS AG, 2010-2012.	N/A
Frederick J. Schmidt Age: 57	Chief Compliance Officer	Since April 2016	Director, MFund Services LLC since 5/2015; Director & Chief Compliance Officer, Citi Fund Services, 2010-2015; Senior Vice President & Chief Compliance Officer, Citi Fund Services, 2004-2010.	N/A
Jennifer A. Bailey Age: 48	Secretary	Since April 2016	Director of Legal Services, MFund Services LLC, 2/2012 to present.	N/A

*	The term of office of each Trustee is indefinite.

**	Officers do not receive any compensation from the Trust.

The Funds’ Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-800-253-0412.

PRIVACY NOTICE

Mutual Fund and variable insurance Trust

Rev. June 2011

FACTS	WHAT DOES MUTUAL FUND AND VARIABLE INSURANCE TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Mutual Fund Series Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Mutual Fund Series Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For our affiliates to market to you	NO	We don’t share
For non-affiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-800-253-0412

PRIVACY NOTICE

Mutual Fund and variable insurance Trust

What we do:
How does Mutual Fund and Variable Insurance Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Mutual Fund and Variable Insurance Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund and Variable Insurance Trust has no affiliates.
Non-affiliates

Companies not related by common ownership or control. They can be financial and non-financial companies.

●     Mutual Fund and Variable Insurance Trust doesn’t share with non-affiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Mutual Fund and Variable Insurance Trust doesn’t jointly market.

A copy of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds’ portfolios, as well as a record of how the Funds voted any such proxies during the most recent 12-month period ended June 30, is available without charge and upon request by calling 800-253-0412. This information is also available from the EDGAR database on the SEC’s website at www.sec.gov.

The Funds file with the SEC a complete schedule of their portfolio holdings, as of the close of the first and third quarters of their fiscal year, on “Form N-Q.” These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (call 202-551-8090 for information on the operation of the Public Reference Room.).

Rational Advisors, Inc., serves as Investment Advisor to the Funds.

This report is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus which contains facts concerning the Funds’ objectives and policies, management fees, expenses and other information.

Shareholder Services: 800-253-0412

Item 2.	Code of Ethics.

(a) The Registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b) During the period covered by this report, there were no amendments to any provision of the code of ethics.

(c) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its Principal Executive Officer and Principal Financial Officer: there have been no amendments to a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3.	Audit Committee Financial Expert.

3(a) The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert. The audit committee determined that, although none of its members meet the technical definition of an audit committee financial expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the registrant's principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

Fiscal year ended 2016: $72,500

Fiscal year ended 2015: $177,300

(b) Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.

Fiscal year ended 2016: $0

Fiscal year ended 2015: $23,450

(c) Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance are as follows:

Fiscal year ended 2016: $19,000

Fiscal year ended 2015: $114,700

(d) All other fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2016: $0

Fiscal year ended 2015: $0

(e)(1) The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the Registrant.

(e)(2) There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f) Not applicable. The percentage of hours expended on the principal accountant's engagement to audit the Registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).

(g) All non-audit fees billed by the Registrant's principal accountant for services rendered to the Registrant for the fiscal years ended June 30, 2016 and 2015, respectively, are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the Registrant's principal accountant for the Registrant's adviser.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

Included in annual report to shareholders filed under item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

(a) The registrant’s Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-2 under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(1)       Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)       Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3)       Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Mutual Fund and Variable Insurance Trust

By (Signature and Title)	/s/ Jerry Szilagyi
Jerry Szilagyi, President and Principal Executive Officer

Date	3/10/17

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Jerry Szilagyi
Jerry Szilagyi, President and Principal Executive Officer

Date	3/10/17

By (Signature and Title)	/s/ Erik Naviloff
Erik Naviloff, Treasurer and Principal Financial Officer

Date	3/10/17